Link to Prospectus

Dodge & Cox Stock Fund	P.O. Box 219502
Dodge & Cox Stock – I (DODGX)	Kansas City, MO 64121-9502
Dodge & Cox Stock – X (DOXGX)	(800) 621-3979
Dodge & Cox Global Stock Fund	dodgeandcox.com
Dodge & Cox Global Stock – I (DODWX)
Dodge & Cox Global Stock – X (DOXWX)
Dodge & Cox International Stock Fund
Dodge & Cox International Stock – I (DODFX)
Dodge & Cox International Stock – X (DOXFX)
Dodge & Cox Emerging Markets Stock Fund
Dodge & Cox Emerging Markets Stock (DODEX)
Dodge & Cox Balanced Fund
Dodge & Cox Balanced – I (DODBX)
Dodge & Cox Balanced – X (DOXBX)
Dodge & Cox Income Fund
Dodge & Cox Income – I (DODIX)
Dodge & Cox Income – X (DOXIX)
Dodge & Cox Global Bond Fund
Dodge & Cox Global Bond – I (DODLX)
Dodge & Cox Global Bond – X (DOXLX)

This Statement of Additional Information (“SAI”) pertains to the Dodge & Cox Funds (the “Trust”), a family of seven no-load mutual funds: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund (each a “Fund” and, collectively, the “Funds”). Each Fund is a series of the Trust.

This SAI is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2022, which is incorporated by reference into this SAI. The Funds’ Prospectus and most recent Annual Report may be obtained at no charge by writing, visiting our website, or contacting the Funds at the address, website, or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

Classification, Investment Restrictions, and Risks

Classification

The Funds are open-end management investment companies. The Investment Company Act of 1940, as amended (“1940 Act”), classifies investment companies as either diversified or nondiversified. Each of the Funds is a diversified series of the Trust.

Investment Restrictions

Each Fund has adopted fundamental and non-fundamental restrictions. The following fundamental restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

1.

Underwrite securities of other issuers, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

2.

Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or Government Sponsored Enterprises (“GSE”) (or repurchase agreements with respect thereto).

3.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

4.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.

Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

6.

Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

7.

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following non-fundamental restriction may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

1.	Purchase any security if as a result a Fund would then have more than 15% of its net assets invested in securities that are illiquid.

The percentage limitations included in the investment restrictions and elsewhere in this SAI and the Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Funds are based on classifications maintained and developed by third parties. Application of these standards may involve the exercise of discretion by Dodge & Cox. Dodge & Cox reserves the right to change industry classifications or to apply a different recognized standard as it deems appropriate and without seeking shareholder approval. With respect to the Global Bond Fund, each non-U.S. government is considered to be an industry. Currency positions are not considered to be an investment in a non-U.S. government for industry concentration purposes.

Characteristics and Risks of Securities and Investment Techniques

Each Fund may not be suitable or appropriate for all investors. Each Fund’s share price will fluctuate with market, economic, and currency conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the equity, debt, or currency markets. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund’s assets (and therefore, an investment in the Fund) will be subject to all of the risks of investing in the financial markets. All investment entails risk. Although a Fund may seek to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.

In seeking to meet its investment objective(s), each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program, but there is no assurance or guarantee that a Fund will achieve its objective(s). The principal investments and investment practices and risks of each Fund are described in its Prospectus; the following provides additional information with respect to certain of those and other investments and investment practices in which the Funds may engage and risks to which the Funds may be exposed.

Foreign Investments and Non-U.S. Exposure

A Fund may invest in the securities of issuers that are organized in, based in, and/or have their primary listing on non-U.S. markets. In addition, investments in the securities of U.S. companies may create indirect exposure to non-U.S. markets if the issuers of those securities are exposed to non-U.S. markets – for example, if an issuer does business in or relies on suppliers from non-U.S. markets. The political, economic, social, and regulatory structures of certain foreign countries, especially developing or emerging countries, including frontier market countries (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, Africa, and the Middle East), may be less stable than those in the United States. Investment in and exposure to foreign developed countries may also involve risks not typically associated with investments in the United States.

Political and Economic Factors. Foreign economies may differ favorably or unfavorably from the United States’ economy in such matters as the pace and sources of economic growth, rates of inflation, exchange rate regimes or currency volatility, endowments of natural resources, openness to trade and foreign investment, external accounts position, and institutions, among other factors. A foreign economy (at the national or regional level) may be less stable than that of the United States because of institutional weaknesses or economic dislocations. Both in developed and developing countries, crises have ensued from time to time, which have had a negative impact on investor positions. These episodes include the ongoing Covid-19 pandemic, as well as instances of default, restructuring, economic pressures introduced by significant commodity price declines, or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments abroad. European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends, interest, and/or principal. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The enactment by a trading partner of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose greater social, economic, and political risks, including risk of adverse political developments, nationalization, military unrest, social instability, war or terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations in the movement of funds and other assets between different countries, and social instability or diplomatic developments, any of which could adversely affect a Fund’s investments in foreign securities. Even stable systems may experience periods of disruption or improbable reversals of policy. Certain countries have in the past failed to recognize property rights and have at times nationalized and expropriated the assets, or ignored internationally accepted standards of due process against, private companies. A country may take these and other retaliatory actions against a specific private company, and there may not be legal recourse against these actions, which could result in substantial losses for a Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit or preclude investment in certain such countries and may increase the cost and expenses of a Fund. Investments by foreign investors may be subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 2019, the government of Argentina imposed capital controls which effectively prevented foreign investors from being able to convert local currency to foreign currency at the official exchange rate. Local currency instead had to be repatriated in a parallel foreign exchange market at a more punitive rate. With respect to any one country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Currency Fluctuations. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund may invest directly in securities denominated in foreign currencies. These Funds and the Dodge & Cox Stock Fund may also invest in U.S. dollar-denominated securities of non-U.S. issuers. Some such securities, such as depositary receipts are based on underlying securities which may be denominated in foreign currencies. All of the Funds may be exposed indirectly to foreign currencies through their investment in U.S. and/or non-U.S. issuers exposed to such currencies. A change in the value of a currency in which a security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of that security and such a change may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. There may be no significant foreign exchange market for some currencies and it may, as a result, be difficult for the Funds to engage in foreign currency transactions intended to hedge the value of the Funds’ interests in securities denominated in or exposed to such currencies or to implement a currency investment strategy.

Dodge & Cox may or may not attempt to insulate a Fund’s investment returns from the influence of currency fluctuations on the value of its portfolio investments denominated in or otherwise exposed to foreign currencies. Dodge & Cox may (but is not required to) use currency derivatives to seek to limit some or all of the negative effect on a Fund’s investment returns that may result from changes in the relative values of selected currencies. However, there is no guarantee that this strategy will be successful. The use of derivatives to hedge currency exposure is discussed further under “Derivatives – Currency Derivatives.”

Market Characteristics. A Fund may purchase foreign securities on U.S. securities exchanges, on local foreign securities exchanges, or in over-the-counter (“OTC”) markets. The OTC market includes securities of foreign issuers quoted through the OTC Bulletin Board Service (“OTCBB”). The OTCBB provides real-time quotations for securities of foreign issuers, including ADRs convertible into such securities, which are registered with the United States Securities and Exchange Commission (“SEC”) under Section 12 of the Securities Exchange Act of 1934. The OTC market also includes “pink sheet” securities (“Pink Sheets”) published by OTC Markets Group Inc., a quotation medium for unregistered securities of domestic and foreign issuers, including unregistered ADRs (as defined below) convertible into such securities. OTC Markets Group is not registered with the SEC as a stock exchange, nor does the SEC regulate its activities. OTC Markets Group is not required to provide real-time quotations and does not require companies whose securities are quoted on its systems to meet any listing requirements. With the exception of a few foreign issuers, the companies quoted in the Pink Sheets tend to be thinly traded and have lower overall liquidity than securities traded on an exchange. Many of these companies do not file periodic reports or audited financial statements with the SEC. For these reasons, companies quoted in the Pink Sheets can involve greater risk. Investments in certain markets may be made through ADRs (as defined below) traded in the United States or on foreign exchanges.

Foreign securities markets may not be as developed or efficient as, and may be more volatile than, those in the United States. Most foreign markets have substantially less volume than U.S. markets and securities purchased in foreign markets may have lower overall liquidity and be subject to more rapid and erratic price movements than securities of comparable U.S. entities. Securities purchased in foreign markets may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions or spreads on foreign securities exchanges are generally higher or wider, respectively, than commissions or spreads on U.S. securities exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There may be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include longer settlement periods than those that are customary in the United States and practices, such as delivery of securities prior to receipt of payment, which could increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund.

Information and Supervision. There may be less publicly available information about foreign companies comparable to the reports and ratings that are published about securities issuers in the United States. Foreign companies are generally subject to different (and possibly less rigorous) accounting, auditing and financial reporting standards, practices, and requirements than those applicable to United States companies, which may reduce the scope or quality of financial information available to investors. It may be more difficult to keep currently informed of corporate actions of foreign companies which could affect the prices of portfolio securities.

Foreign Taxes. Taxation of dividends, distributions, coupons, and capital gains received by non-resident securities owners such as the Funds, varies among foreign countries, and, in some cases, is comparatively high. The dividends and capital gains realized on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, stamp duties, and transaction taxes. In addition, developing or emerging countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. Evolving tax law and lack of historical precedent may create uncertainty regarding whether a Fund’s dividend income or capital gains are subject to taxation by foreign jurisdictions, or whether an incurred tax may be reclaimed. All of these factors may reduce the net amount of income available for distribution to a Fund’s shareholders.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Economic Sanctions Risk. Foreign countries, companies, or individuals may become subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of a fund’s investments, and could impair a Fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sanctions and similar measures could result in downgrades in credit ratings of the sanctioned country or companies located in or economically exposed to the sanctioned country or company, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. A Fund may be prohibited from investing in securities issued by companies subject to such restrictions, and sanctions or other similar measures could significantly delay or prevent the settlement of securities transactions. For example, in 2020, the U.S. government imposed sanctions generally prohibiting U.S. investors from directly or indirectly purchasing or otherwise gaining exposure to certain securities identified as having ties to China’s military and related industries. In 2022, because of ongoing regional armed conflict in Europe, many countries around the world, including the United States, imposed sanctions on Russia. Such sanctions have included, among others, freezing the assets of particular entities and persons, and banning Russia from global payment systems that facilitate cross-border payments. These sanctions and similar measures could result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of instruments in which the Funds invest. These and potential similar future sanctions may limit the potential universe of securities in which a Fund may invest, may require a Fund to freeze or divest its existing investments in a company that becomes subject to such restrictions, and may negatively impact investment performance of a Fund.

Frontier Markets. Frontier markets are those at an even earlier stage of economic development than markets classified as “emerging”, and generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier markets. Frontier markets are more susceptible to abrupt changes in currency values, have less mature settlement practices, and can have lower trading volumes that can lead to more price volatility and lower liquidity.

Other. With respect to certain foreign countries, especially developing and emerging countries, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries. Certain foreign economies and governments may be more susceptible to corruption; a corruption scandal could have a significant negative effect on the value of investments in an affected country. The legal systems of other countries, particularly in emerging markets, may differ from that of the United States. Some such countries may lack or be in the relatively early development of legal structures and protections governing private and foreign investments, and the rule of law may be less entrenched than it is in the United States. It may be more difficult in such countries for investors, particularly foreign investors, to enforce their rights against issuers of securities. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. To the extent a Fund invests in emerging markets securities that are economically tied to a particular region, country, or group of countries, that Fund will be more sensitive to adverse political or social events affecting that region, country, or group of countries. Economic, business, political, or social instability may affect emerging markets securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in emerging markets securities may have a limited ability to mitigate losses in an environment that is adverse to emerging markets securities in general.

Depositary Receipts. A Fund may invest in the securities of foreign issuers through the purchase of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, Global Depositary Notes, and similar instruments (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a foreign issuer and may be denominated in a currency other than that of the underlying securities. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. A Fund may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated ADR. ADRs may be sponsored or unsponsored. A sponsored depositary receipts is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored depositary receipts may be issued by any number of depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipts holders at the request of the issuer of the deposited securities. The depositary of an unsponsored depositary receipts, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to depositary receipts holders in respect of the deposited securities. The Funds may invest in either type of depositary receipts.

Depositary receipts are subject to the risks to which the underlying securities are exposed, which includes currency risk to the extent the underlying securities are denominated in a foreign currency (see the discussion of “Currency Risk” above). A Fund may therefore be subject to direct non-U.S. currency risk through the purchase of a depositary receipts even if the depositary receipts itself is denominated in U.S. dollars. For purposes of applying a Fund’s investment restrictions, the issuer of the security underlying a depositary receipt will be considered the issuer of the depositary receipts.

Dollar-Denominated Debt of Non-U.S. Issuers. A Fund may purchase debt securities issued by a non-U.S. entity, but denominated in U.S. dollars. Dollar-denominated debt of foreign issuers is subject to risks common to all types of debt, such as credit risk, interest rate risk, and liquidity risk. A non-U.S. issuer making debt payments in U.S. dollars is exposed to the risk that the value of its domestic currency or other currencies to which it is exposed will decline relative to the U.S. dollar, which may affect the value of its securities. An additional risk is the possibility that a foreign government might enact measures to limit the flow of foreign currencies, including U.S. dollars, across its borders.

Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. A Fund’s investment in such a fund is subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value per share.

Regulation S Securities and Fund Subsidiaries. Certain Funds may invest, through a wholly-owned subsidiary organized under the laws of the Cayman Islands (each a “Cayman Subsidiary”), in securities of U.S. and non-U.S. issuers that are issued outside the United States without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. Because Regulation S Securities are subject to legal or contractual restrictions on resale, these securities may be less liquid and be more difficult to price accurately. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by a Fund. Additionally, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded in the United States.

Cayman Subsidiaries have been established for the Dodge & Cox Global Stock Fund, the Dodge & Cox International Stock Fund, the Dodge & Cox Global Bond Fund, and may be established for other Funds. Each Fund’s Cayman Subsidiary is overseen by its own directors; the sole shareholder of such a subsidiary is the related Fund. Such subsidiaries are neither investment companies registered under the 1940 Act nor subject to the investor protections prescribed thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Cayman Subsidiary to operate as described above.

Investments in the European Market. The Economic and Monetary Union (“EMU”) of the EU is comprised of the EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have a destabilizing effect on other EMU countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Funds may face potential risks associated with United Kingdom’s withdrawal from the EU. The vote to leave the EU has resulted in substantial volatility in foreign exchange markets and a depreciation in the value of the British pound. While the United Kingdom’s withdrawal became effective on January 31, 2020, protracted uncertainty over the country’s future trading relationship with Europe could add to financial market volatility. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement (the “TCA”) on December 24, 2020, subject to ratification by the UK Parliament and EU Parliament, although many aspects of the United Kingdom-EU trade relationship would remain subject to further negotiation. The TCA, which was ratified by the UK Parliament, has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the EU Parliament. In the event that the EU Parliament does not ratify the TCA, the relationship between the UK and EU will be based on the World Trade Organization rules.

It is not presently possible to determine the extent of the impact of these developments, however, they could result in losses to the Funds, as there may be negative effects on the value of the Funds’ investments and/or on Funds’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Funds to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Such events may also destabilize some or all of the other EU member countries and/or the Eurozone. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Investments in China. A Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates investment by non-Chinese investors, via brokers in Hong Kong, in the People’s Republic of China (“PRC”), which, for purposes of this disclosure excludes Hong Kong, Macau, and Taiwan. Investors through Stock Connect are subject to Chinese regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading.

In addition, Stock Connect is subject to market-wide aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. China A-Shares obtained on Stock Connect may be sold, purchased or otherwise transferred only through Stock Connect. Further, an investor cannot purchase and sell the same security on the same trading day, which may limit a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades during times when it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and as a result there may be trading days in the PRC when Stock Connect investors will not be able to trade. This could lead to instances where the prices of Stock Connect fluctuate at times when the Fund is unable to add to or exit its position.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. Stock Connect investors enjoy the rights and benefits of equities purchased through Stock Connect but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. A Fund’s ownership of China A-Shares will be reflected on the custodian’s records but the Fund itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may expose the Fund to the credit risk of its custodian or to greater risk of expropriation.

The trading, settlement and information technology systems required to operate Stock Connect are relatively new and are continuing to evolve. Thus, China A-Shares traded through Stock Connect are subject to risks associated with Stock Connect’s legal and technical framework. A failure by relevant Stock Connect systems to function properly could result in a disruption in the trading of China A-Shares. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns.

In addition to the risks of investing through Stock Connect, significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately.

Only certain China A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Stock Connect is subject to regulations by both Hong Kong and PRC, and regulators in both jurisdictions may suspend Stock Connect trading. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, that Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While a Fund may use special segregate accounts in lieu of the pre-trade check, many market participants have yet to fully implement systems to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts in continuing to evolve.

A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors, or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a fund’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Environmental, Social, and Governance (ESG) Factors

As an active manager, Dodge & Cox seeks to invest in companies with the potential to create long-term value for Fund shareholders. Dodge & Cox considers relevant ESG factors, along with many other factors, as part of its research-intensive investment decision-making process to determine whether ESG factors are likely to have a financially material impact on a company’s or issuer’s risk/reward profile by affecting a company’s current or future valuation or an issuer’s ability to satisfy its debt obligations.

Dodge & Cox analyzes ESG information in a manner consistent with the specific style, investment process, and guidelines for each of the Funds. While relevant ESG factors are considered as part of that investment process, such factors may not be determinative in any particular investment decision. As relevant ESG factors are different for each investment considered for a Fund, and the evaluation of these factors and risks does not lend itself to explicit rules or metrics, a company’s ESG issues are assessed in the context of its particular industry, domicile, and history. ESG factors that may be considered include, but are not limited to, the following: (i) environmental factors such as emissions, pollution, contamination; management of environmental risks; raw material sourcing; and supply chain management; (ii) social factors such as community relations; customer satisfaction; product safety; employee and union relations; human health impacts; safety practices; and data security and privacy; and (iii) governance factors such as board structure; capital allocation; company bylaws and articles; management incentive structures; and shareholder and bondholder rights. An ESG risk is an event or condition related to environmental, social, or governance factors that, if it occurs, could cause an actual or a potential financially material negative impact on the value of an investment. As part of its broader risk assessment for each Fund investment, Dodge & Cox considers potential ESG risks to help determine their possible impact on the performance of the investment and the Fund. Any such impacts are weighed against valuation in determining whether to invest (or continue to invest) in particular companies. Dodge & Cox does not apply exclusionary ESG screens in its investment process for the Funds; a Fund may invest in a company with financially material ESG-related risk(s) if Dodge & Cox believes that the company is making progress on those issues or if we conclude that it is nonetheless an attractive investment. ESG factors remain relevant to Dodge & Cox’s ongoing evaluation of Fund investments. Dodge & Cox may engage on ESG issues with the board and management teams of companies in which the Funds invest, especially when a particular issue is significant to an investment thesis. With respect to ESG issues, we most often engage on governance factors, but if we view an environmental or social issue as financially material, we may share our views on those issues as well.

Data used to identify ESG risks and opportunities may be provided by a number of third-party sources and is often based on backward-looking analysis. The data may not be accurate and may not adequately address financially material ESG factors. The analysis is dependent on companies disclosing relevant data, and the availability of this data can be limited. In addition, ESG data disclosure and standards can vary across companies, data providers, industries and regions and may change over time.

Because Dodge & Cox considers ESG factors among many other factors in its investment decision-making, and focuses its ESG analysis primarily on the effect those factors may have on a company’s long-term value, a Fund is likely to select different investments and perform differently than funds with ESG-focused strategies. U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice, may affect the long-term impact of ESG factors and related risks. In addition, Dodge & Cox’s determinations are inherently subjective and investors’ views may differ as to what constitutes an ESG risk or opportunity. There is no guarantee that Dodge & Cox’s views, security selection criteria, or investment judgment will reflect the beliefs or values of any particular investor. A Fund’s use of ESG factors in its investment process may be changed without shareholder approval.

Investing in Debt Obligations

The Funds may invest in debt securities in furtherance of their objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Market interest rates can be unpredictable and sometimes volatile. Inflation (both past and expected), real economic growth, market risk sentiment, and central bank policies are but a few factors that contribute to this volatility and uncertainty. Interest rates remain low by historical standards. If interest rates rise substantially from current levels, debt investors could suffer negative returns, especially measured over shorter time horizons. Future increases in interest rates could also result in less liquidity and greater volatility of debt securities.

The ability of a Fund to achieve its investment objective(s) depends on the continuing ability of the issuers of the debt securities in which a Fund invests to make payments of interest and principal when due. Since investors generally perceive that there are greater risks associated with investment in lower-rated securities, the yields from such securities normally exceed those obtainable from higher-rated securities. However, the price of lower-rated securities generally will fluctuate more widely than the price of higher-rated securities. Lower-rated investments have a higher risk of default—that is, the nonpayment of interest and principal by the issuer—than higher-rated investments. After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a Fund to sell such a security (though Dodge & Cox will consider such an event in deciding whether a Fund should continue to hold the security). To the extent that the ratings given by Moody’s Investor Service (“Moody’s”), Standard & Poor’s Global Ratings Group (“S&P”), or Fitch Ratings (“Fitch”) or another nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

Hybrid Securities

Each Fund may invest in hybrid securities, which have characteristics that differ from common equity and senior debt obligations. Generally, hybrid securities rank subordinate to senior debt but senior to common stock in an issuer’s capital structure. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Hybrid securities are subject to many of the same risks that apply to equity and debt securities, but also have unique risk characteristics that depend on the type of hybrid security.

Whereas common stock constitutes a direct ownership interest in a company and has no fixed return, and ordinary bonds typically have mandatory interest payments and a fixed maturity (and can be accelerated to become immediately due and payable if scheduled interest or principal payments are not made), hybrid securities lack many of the preceding features. Hybrid securities may be treated as a class of equity (e.g., preferred stock) or debt (e.g., subordinate debt securities) on an issuer’s balance sheet. Hybrids may include features such as deferrable and/or non-cumulative coupon or dividend payments, a long-dated maturity date (or no maturity date), reduced or non-existent acceleration rights, and loss absorption provisions.

Preferred stock typically has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date), non-cumulative, or have a long-dated maturity. The Funds classify some types of preferred stock as equity and other types of preferred stock as debt. The Funds retain discretion to alter the methodology used to classify preferred stock as either equity or debt or to make exceptions to the methodology if the facts and circumstances suggest a different classification would be more appropriate.

The Funds may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Convertible securities may pay dividends or interest at rates higher than common stock dividend rates. Convertibles generally participate in the appreciation or depreciation of the underlying common stock into which they are convertible, but to a lesser degree than the common stock itself.

Warrants are a form of convertible security that allow the holder to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Capital securities may be issued in the form of preferred securities or subordinated debt securities. Typically, they are subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Capital securities may be long-dated or perpetual and typically distribute income on a monthly, quarterly or semi-annual basis. Issuers may be permitted to defer income payments (which may or may not accumulate for future payment). Capital securities may contain call or maturity extension features. Loss absorption is a common feature of hybrid securities issued by financial institutions to meet regulatory capital requirements. Some hybrids may contain provisions that acknowledge the potential for it to absorb losses under certain circumstances by providing for a partial or complete reduction in principal upon the occurrence of a specified regulatory action or a reduction in the issuer’s capital levels below a specified threshold. The downward adjustment to principal may occur automatically and without the need for a bankruptcy proceeding. For example, contingent convertible bonds (“CoCos”) are a type of hybrid security typically issued by non-U.S. financial institutions for the purpose of meeting regulatory capital requirements. CoCos are typically perpetual and have discretionary, non-cumulative interest payments. Interest payments may be suspended at the discretion of management, at the direction of the issuer’s regulator, or as a result of falling below certain capital thresholds. In addition, contingent convertible bonds may be converted to equity or be written down in principal value if the issuer falls below prescribed capital levels.

Dividend Paying Investments

A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of the COVID-19 pandemic, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. As a result, a Fund’s current income may be affected negatively.

Small-Cap Securities

The Emerging Markets Stock Fund may invest in equity securities issued by small-cap companies. Investments in small-cap companies may be more volatile and subject to greater risk than larger, more established companies. Small-cap companies are likely to be less liquid than companies with larger market capitalizations, which could affect the overall liquidity of that Fund’s portfolio. Securities of small-cap companies may also be more thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, the Fund may incur losses because it could be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In addition, smaller companies may have limited product lines or markets, be less financially secure, and depend on a more limited management group than larger companies. It may also be difficult to evaluate the potential for long-term growth of small-cap companies. Small-cap companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities. In addition, transaction costs for investments in small-cap companies are often higher than those of larger companies.

U.S. Government Obligations

A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae, and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government will provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. The Federal Housing Finance Agency (“FHFA”) has made public statements regarding the possibility of ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could have an adverse impact on a Fund’s performance.

Fannie Mae and Freddie Mac formed a joint venture to develop and operate a common securitization platform that supports their single-family mortgage securitization activities through the issuance of a single, uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”). The two principal objectives of this initiative are to establish a single, liquid market for agency MBS issued by these two GSEs that are backed by fixed-rate loans and to maintain the liquidity of this market over time. Fannie Mae and Freddie Mac have been issuing UMBS to-be-announced (“TBA”) eligible securities since June, 2019. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of Fannie Mae and Freddie Mac certificates. Guarantees as to the timely payment of principal and interest on U.S. government securities do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares.

Credit Risk Transfers

The Funds may invest in credit risk transfer securities, which are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer. Credit risk transfers are commonly issued by GSEs, such as Fannie Mae or Freddie Mac, but may also be issued by private entities such as banks or other financial institutions.

Credit risk transfers issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE credit risk transfers are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfers receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfers may be reduced. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria, and the performance of the credit risk transfers will be directly affected by the selection of such underlying mortgage loans.

The risks associated with an investment in GSE credit risk transfers will be different than the risks associated with an investment in mortgage-backed securities issued by GSEs, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans in credit risk transfers is transferred to investors. GSE credit risk transfers are not directly linked to or backed by their applicable underlying mortgage loans. Thus, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, in no circumstances will the actual cash flow from the underlying mortgage loans be paid or otherwise made available to the holders of the securities. As a result, if a GSE fails to pay principal or interest on its credit risk transfers or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfers will have no direct recourse to the underlying mortgage loans and will instead generally receive recovery on par with other unsecured holders in such a scenario.

In addition, holders of GSE credit risk transfers may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. GSE credit risk transfers are issued in multiple tranches, which are allocated certain principal repayments and credit losses that correspond with the seniority of the particular tranche. Each tranche will have credit exposure to the underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool of underlying mortgage loans. Because credit risk exposure is allocated in accordance with the seniority of the particular tranche, principal losses will be first allocated to the most junior or subordinate tranches, thus making the most subordinate tranches subject to increased sensitivity to dramatic housing downturns. In addition, many credit risk transfers have collateral performance triggers (such as those based on credit enhancement, delinquencies or defaults) that could shut off principal payments to subordinate tranches.

Credit risk transfers issued by private entities are structured similarly to those issued by GSEs, and are generally subject to the same types of risks, including credit, prepayment, extension, interest rate and market risks.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment, repaid only in part or delays in collecting principal and interest. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available information about the financial condition of municipal issuers than for issuers of other securities. Therefore, the investment performance of a Fund investing in municipal bonds may be more dependent on the analytical abilities of Dodge & Cox than if the Fund held other types of investments, such as stocks or corporate bonds. The market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to value municipal bonds or sell such bonds at attractive prices.

Some U.S. municipal bonds are tax-exempt, which means that income from those bonds is non-taxable. A significant restructuring of U.S. federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal bonds. In the event of a default in the payment of interest and/or repayment of principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase a Fund’s operating expenses, and any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Covered Bonds

Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, if the underlying collateral is insufficient to repay amounts owing in respect of the bonds, bondholders also have an unsecured claim against the issuing bank. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, as well as to the credit risk of its issuer.

Inflation-Linked Bonds

Inflation-linked bonds are debt securities the principal value of which is periodically adjusted according to the rate of inflation. The actual (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-linked bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in a reference index. For example, the reference index for U.S. Treasury inflation-linked bonds is the Consumer Price Index (“CPI”). The CPI is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Generally, the securities will pay interest on a periodic basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the value of the reference index falls, the principal value of inflation-linked bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds.

The U.S. Treasury began issuing inflation-linked bonds (commonly referred to as “TIPS” or “Treasury Inflation-Protected Securities”) in 1997. There can be no assurance that the U.S. Treasury or any other issuer will issue any particular amount of inflation-linked bonds.

Repayment of the originally issued principal amount upon maturity is guaranteed by the issuer in the case of TIPS. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related debt securities, which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that a reference index, including the CPI, will accurately measure the real rate of inflation in the prices of goods and services in any particular country.

Any increase in the principal amount of an inflation-linked bond is taxable as ordinary income, even though investors do not receive their principal until maturity.

Zero Coupon, Deferred Interest, and Pay-in-Kind Securities

Zero coupon and deferred interest securities are debt securities that are issued at a price lower than their face value and do not make interest payments during the life of the bonds. Such securities usually trade at a deep discount from their face or par value. Pay-in-kind (“PIK”) securities may be debt obligations or preferred shares that allow the issuer to pay interest or dividends on such obligations either in cash or in the form of additional securities. PIK securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. Zero coupon bonds, deferred interest bonds, and PIK securities are designed to give issuers flexibility in managing cash flow. These types of securities are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest.

Below-Investment Grade Bonds

A Fund may invest in bonds rated below investment grade, also commonly referred to as “high-yield” or “junk” bonds. Below-investment grade bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and may be more volatile than other types of debt securities. Such bonds may be issued by smaller, less creditworthy issuers or by more highly levered (indebted) issuers, which may be less able than more highly rated companies to make scheduled principal and interest payments. Because investment in lower rated bonds involves greater investment risk, to the extent a Fund invests in such bonds, achievement of its investment objective(s) will be more dependent on Dodge & Cox’s credit analysis than would be the case if a Fund was investing in higher-rated bonds. Below-investment grade bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. An actual or anticipated economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn could also cause a decline in high-yield bond prices by reducing the ability of highly leveraged issuers to make principal and interest payments on their debt securities. A below-investment grade bond may lose significant market value prior to or even in the absence of a default. Issuers of below-investment grade bonds may have the right to “call” or redeem the issue prior to maturity, which could result in a Fund’s having to reinvest the proceeds in other securities that may pay lower interest rates.

The secondary trading market for below-investment grade bonds may have lower overall liquidity than the market for investment-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Consequently, transactions in below-investment grade bonds may involve greater costs than transactions in more actively traded securities. A lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may make below-investment grade bonds more difficult than other types of securities to sell at an advantageous time or price. Bonds for which there is only a “thin” market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

A Fund’s below-investment grade bonds could include distressed bonds, which may present a high risk of default or be in default at the time they are purchased. Distressed securities are highly speculative and involve risks additional to those associated with investing in other below-investment grade bonds, including a heightened risk that interest payments may not be made on a current basis, or that principal will not be repaid in full. A Fund could incur significant expenses to the extent it is required to negotiate new terms with the issuer of a distressed bond or seek recovery upon a default in respect of a distressed bond. In any reorganization or liquidation proceeding related to a defaulted security, a Fund could lose its entire investment or could be required to accept cash or securities with a value substantially less than its original investment.

Restricted Securities

Each Fund may invest in restricted securities (including privately placed debt and preferred equity securities) and other securities without readily available market quotations. Restricted securities may be sold only in privately negotiated transactions or in a subsequent public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required to sell a restricted security, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may need to be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees. Restricted securities may have lower overall liquidity than those without restrictions on transferability.

Illiquid Investments

Liquidity risk is the risk that securities or other investments may be difficult or impossible to sell at the times, in the amounts, or at the prices desired by a Fund. Securities or other investments may be or become illiquid because of the absence of an active trading market or distress in a trading market. The liquidity of an investment can change quickly, particularly under stressed market circumstances. If an investment is or becomes illiquid or less liquid, a Fund may not be able to sell that investment promptly at the value at which it is carried. A Fund that seeks to sell an illiquid or less liquid investment quickly may receive distressed prices or incur higher transaction costs. In addition, lack of liquidity may make it difficult to determine an accurate market value for an investment. Investments are considered illiquid if a Fund does not expect it could sell a reasonably anticipated trade size of the investment within seven calendar days or less without significantly affecting the market value of the investment.

Liquidity risk is heightened when a Fund is required to raise cash quickly. For example, unusually high redemption requests, including redemption requests from large shareholders or redemptions in stressed market conditions may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemption requests within typical settlement periods. Even an investment that is not considered “illiquid” may create liquidity risk if a Fund needs to sell the investment on short notice or in stressed market conditions. Redemption requests could cause a Fund to sell less liquid investments at reduced prices in order to meet its redemption obligations.

Investments are considered illiquid if a Fund does not expect it could sell a reasonable portion of the investment in seven calendar days or less without significantly affecting the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market. Such conditions may adversely impact a Fund’s ability to value the investments or dispose of them promptly at the value at which they are carried. Investing in illiquid securities or continuing to hold securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse impact on the marketability of portfolio securities, and it may be difficult for a Fund to dispose of illiquid investments promptly or to sell the securities underlying the investments for the value at which they are carried, if at all, or at any price within the desired time frame. In addition, a Fund may receive distressed prices and incur higher transaction costs with respect to illiquid securities.

The Funds have a liquidity risk management program designed to assess and manage the Funds’ liquidity risk. The program has been approved by the Funds’ Board, which has also approved the appointment of an interdepartmental Liquidity Risk Committee of Dodge & Cox employees as the program administrator. The Liquidity Risk Committee is responsible for oversight of the Funds’ liquidity risk management efforts, including classifying the liquidity of each Fund investment, ensuring each Fund holds no more than 15% of its net asset value in illiquid investments, ensuring that each Fund holds enough liquid assets to meet reasonably foreseeable redemption requests. The Liquidity Risk Committee provides regular reports to the Fund Board regarding the effectiveness and operation of the liquidity risk management program.

Real Estate Investment Trust (REIT) Investments

A Fund may purchase equity or debt securities issued by REITs and securities of foreign issuers with a similar structure to domestic REITs. A REIT is a company that primarily owns, operates, and sometimes finances income-producing real estate properties. To qualify as a REIT, a company must meet certain requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). If met, REITs are exempted from paying federal (and often state) taxes on income distributed to shareholders. Most REITs are structured as an Umbrella Partnership (“UPREIT”), wherein the REIT is the general partner and majority owner of the Operating Limited Partnership (“LP”). Equity shares of most REITs are traded on major stock exchanges. REIT debt securities are typically issued by the Operating LP and are included in major indices.

The value and performance of REIT securities depend upon the underlying real estate-related assets. The Funds’ investments in REITs are therefore subject to certain risks related to the skill of management and the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; possible constraints in available cash flow to cover operating expenses, principal, interest and shareholder dividends; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to, third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Limited Partnership Investments

The Funds may purchase debt securities issued by master limited partnerships (“MLPs”) or limited partnerships (“LPs”). An MLP is a business enterprise structured as a publicly-traded state law limited partnership, limited liability corporation, or state law trust. MLP debt securities may be issued by an MLP directly or by an operating subsidiary of the MLP. An LP is similar, except that its equity is not traded publicly. The MLP structure is common in the U.S. midstream energy industry, which focuses on energy infrastructure (e.g., oil and gas pipelines and storage).

The risks associated with MLP and LP debt are very similar to those associated with other types of corporate debt, including credit risk, interest rate risk, and liquidity risk, as well as any risks associated with the business operations of the issuer.

Structured Investments

A Fund may invest in structured securities, including participation notes, structured notes, and other privately negotiated securities, the interest or value of which may be linked to equity or fixed income securities; equity or fixed income indices; or other reference instruments. A structured security may provide exposure to the differential performance of two assets or markets, and may be used to hedge against exposure to specific risks associated with a particular issuer or the underlying assets of a particular issuer. Issuers of structured securities may include corporations and banks. A Fund may invest in special purpose entities organized and operated solely for the purpose of issuing structured securities that restructure the investment characteristics or risks of other securities or assets. These entities are typically organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring often involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying specified instruments. Such underlying instruments may include equity or debt securities and/or derivative instruments that create synthetic exposure to an interest rate, an equity or debt security, an index, or another financial instrument. The foregoing instruments are collectively referred to as “structured investments.”

Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be at least as great as that of its underlying instruments (including, to the extent its underlying instruments include over-the-counter derivatives, the credit risk of the counterparty to those derivatives); the extent of the payments made with respect to certain structured investments depends on the extent of the cash flow on the underlying instruments. Structured investments are also subject to the creditworthiness of the issuer of the structured investment, and the value of a structured investment may decline if its issuer’s creditworthiness deteriorates. Some structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. A Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

A structured investment may be positively, negatively, or both positively and negatively indexed; that is, its value may increase or decrease if the value of its reference assets increases. Similarly, its value may increase or decrease if the value of the reference asset decreases. Further, the rate of return on a structured investment may be determined by applying a multiplier to the performance or differential performance of its reference assets. Application of a multiplier involves leverage which serves to magnify the potential for gain and the risk of loss. In addition, caps (or floors) can be placed on the amount of appreciation (or loss) with regard to the reference asset or differential in performance of the reference asset.

Structured investments are complex and involve many of the same risks as those presented by derivatives, including the risk that the performance of a structured investment may not correlate with that of its reference assets to the extent expected. Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market is likely to be small. In some cases, the only buyer for a structured investment will be the dealer that organized the instrument, and that dealer will typically have no obligation to repurchase the structured investment. Because structured investments may be more volatile and have lower overall liquidity than less complex securities, they may be more difficult to accurately price. Structured investments may also entail significant risks that are not associated with their underlying assets. The legal and/or regulatory treatment of structured investments may be unclear and may differ from that of its underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

Mortgage Pass-Through Securities

Mortgage pass-through securities may be guaranteed by an agency of the U.S. government or GSE, or may be issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass throughs” because principal and interest payments from the underlying loans are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayments are likely be reinvested at lower rates than the mortgage loans, reducing portfolio returns. On the other hand, if the mortgage pass-throughs were purchased at a discount, then such prepayments of principal could benefit the portfolio.

Conversely, in a rising interest rate environment, mortgage securities may prepay at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the period for which the mortgage pass through will be outstanding and may adversely affect its price and volatility.

Collateralized Mortgage Obligations

Collateralized mortgage obligations (“CMOs”) are private entity- or U.S. government agency- or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities (collateral) and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues multiple classes, or “tranches” of bonds, the debt service of which is provided by the principal and interest payments from the collateral in the trust.

Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. A real estate mortgage investment conduit (“REMIC”) is a CMO that qualifies for special federal income tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Although the mortgage pass-through collateral typically generates monthly payments of principal and interest, CMO bonds may have monthly, quarterly or semiannual payments of principal and interest, depending on the issuer. Payments received from the collateral are reinvested in short-term debt securities by the trustee between CMO payment dates. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. In the simplest form, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have some amount of principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities’ weighted-average life, a measure of the securities’ cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

CMOs are subject to all of the risks relating to the underlying mortgage pass-through securities; the structure of a CMO magnifies those risks. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

To-Be-Announced (“TBA”) Securities and Dollar Rolls

Funds that invest in mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be-announced (“TBA”) market. With TBA transactions, a Fund enters into a commitment to either purchase or sell mortgage-backed securities with specified characteristics for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the buyer commits to buy a pool of mortgages that have yet to be specifically identified, but which will meet certain specified criteria with respect to term, program, and coupon. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a purchasing Fund will bear the risk of any decline in the value of the security to be delivered (while a selling Fund would bear the risk that the position it sells increases in value). For either purchase or sale transactions, a Fund may choose to effectively extend the settlement of a TBA position through a “dollar roll” transaction in which it sells its current TBA position to a dealer while simultaneously agreeing to buy a TBA position with similar characteristics except for a later settlement date. Since TBA securities are typically short-dated, TBA positions are typically rolled every 30-60 days, which increases a Fund’s portfolio turnover rate. A Fund incurs transaction costs and may generate taxable income each time a TBA position is rolled.

Because they create future payment obligations, TBA and dollar roll transactions are currently subject to the same asset coverage requirements as derivatives and are included under the SEC’s new rule on investment company derivatives risk management. In addition, recently finalized rules of the Financial Industry Regulatory Authority include mandatory margin requirements that will require the Funds to post collateral in connection with their TBA transactions when they become effective. The required collateralization of TBA trades reduces the risk of non-payment in the event of a counterparty default, but increases operational complexity and may increase the cost of TBA transactions to the Funds.

Interest-Only (“IO”) and Inverse Interest-Only (“Inverse IO”) Mortgage-Backed Securities IO securities are part of a sub-set of CMOs that split apart interest and principal payments from their underlying mortgages to fund payments to separate classes of securities. IO securities receive all of the interest payments from the pool of mortgages backing the securities. Another class of securities (principal-only or “PO” securities) will receive the principal payments from the same pool. The yield to maturity of IO securities is particularly sensitive to prepayment risk, since the interest payments made in respect of a pool of mortgages diminish proportionately as the principal amounts of those mortgages are repaid.

Inverse-IO securities are also funded by interest payments from a pool of mortgages; however, in an inverse floating structure, the relative payments between the Inverse-IO and floater (i.e., the class funded primarily by principal payments) security classes are adjusted based on the current level of a floating interest rate, such as the London InterBank Offered Rate (“LIBOR”). If the floating rate increases, payments on the Inverse-IO class are reduced (to the benefit of the floater class), and if the floating rate decreases, payments on the Inverse-IO class are increased (at the expense of the floater class).

When-Issued, Forward-Commitment, and Delayed-Delivery Transactions

When-issued, forward-commitment, and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.

Under current requirements, when a Fund purchases securities for future settlement, it will earmark liquid assets with a value at least as great as the purchase price of the security until settlement. Under the SEC’s new rule on investment company derivatives risk management, a Fund may choose either to continue to earmark liquid assets against its future obligation or to treat the position as a derivative subject to the requirements of the SEC’s new derivatives risk management rule. The value of these types of securities is reflected in a Fund’s net asset value as of the purchase date; but, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund may renegotiate a when-issued, forward-commitment or delayed-delivery transaction and may sell the securities prior to their original settlement date, which may result in a gain or loss to the Fund. The purchase of securities in these types of transactions increases a Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. A purchasing Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. The sale of securities in this type of transaction involves a risk of loss if the value of the securities increases prior to settlement or if the other party to the transaction fails to pay for the securities.

Standby Commitment Agreements

A standby commitment agreement obligates one party, for a set period of time, to purchase a certain amount of a security that may be issued and sold to that party at the option of the issuer or its underwriter at a predetermined price. The purchasing party receives a commitment fee in exchange for its promise to purchase the security, whether or not it is eventually required to purchase the security. The value of the securities when they are issued may be more or less than the predetermined price.

Variable and Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature of these securities may act as a buffer to reduce sharp changes in their value, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Bank Loans

The Funds may invest in bank loans of any seniority. Investing in bank loans involves risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. In certain circumstances, these loans may not be deemed to be securities and bank loans are not subject to many of the rules governing the securities markets, including disclosure requirements. As a result, bank loan investors may not have the protection of the anti-fraud provisions of the federal securities laws, and must rely instead on the contractual provisions in the loan agreement and applicable common-law fraud protections. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If a Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, loans may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

A Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The Fund may invest in second-lien loans, which are subordinated to claims of senior secured creditors. Because second-lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second-lien loans generally have greater price volatility than senior loans and may have lower overall liquidity.

Investment Companies and ETFs

The Funds can purchase the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act. If a Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment companies because such expenses will impact the net asset value of the shares of the underlying investment company. In addition, the securities of certain investment companies may trade at a premium over their net asset value. If a Fund invests in securities of another Dodge & Cox Fund, Dodge & Cox will waive its investment management fees associated with the investment.

A Fund may purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline. In addition, ETFs are subject to certain risks that do not apply to conventional mutual funds including, but not limited to, the risk that: (i) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Funds will not “look through” an investment company (other than another Dodge & Cox Fund) to track the specific characteristics of each underlying security in the investment company’s portfolio; however, the Fund would consider the general characteristics of securities primarily comprising the investment company to determine whether such an investment would be consistent with a Fund’s investment objective and strategy. For example, an investment in a bond ETF would be deemed an investment in debt securities and an investment in an ETF comprised primarily of securities issued by U.S. issuers would be considered an investment in a U.S. security although some underlying securities could be issued by non-U.S. issuers. When selecting among ETFs for investment, Dodge & Cox will invest in the ETF(s) that it believes most suitable for implementing its investment strategy for a Fund rather than seeking to invest in the ETF with the lowest operating expense ratio. Accordingly, there could be an ETF with a similar investment objective or strategy with a lower expense ratio than the one selected by Dodge & Cox.

Derivatives

CFTC

For Funds that may utilize futures contracts, forward contracts, and certain swap agreements, a notice has been filed with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. Accordingly, none of the Funds is subject to registration or regulation as a commodity pool operator. The Funds are not intended to be and should not be used as vehicles to invest in commodities markets.

Regulation of Derivatives

In the view of the SEC, certain derivative instruments requiring future payments or deliveries, including futures contracts, currency forwards, swap agreements and options contracts involve the creation of a “senior security” as such term is defined in the 1940 Act. To avoid raising senior security concerns under current regulatory requirements, the Funds segregate or “earmark” liquid assets or establishes offsetting positions to cover their open positions in these derivative instruments. If a Fund is contractually required to “physically settle” a position (i.e., settle through the delivery of the asset underlying the position), it will cover its open position by earmarking liquid assets equal to or greater than the contract’s full notional amount. If a Fund is permitted to “cash settle” a position, it may earmark liquid assets in an amount at least equal to the Fund’s marked-to-market (net) obligation in respect of the position (i.e., the amount the Fund would owe, if any, if the position were to settle or terminate on that day), which may change from day to day, rather than the full notional amount of the position. By setting aside assets equal to only its net obligation in respect of cash-settled positions, a Fund has the ability to use derivatives to a greater extent than if the Fund set aside assets equal to the full notional value of those positions.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The final rule makes Funds that trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and imposes certain other derivatives risk management program and reporting requirements. Certain requirements will not apply to “limited derivatives users” whose use of derivatives is below a specified threshold. Compliance with these new requirements will be required as of August 22, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the Fund’s performance.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments, including the final rule referenced above, could potentially limit or impact the Funds’ ability to invest in derivatives, limit the Funds’ ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Funds.

Futures

General. A futures contract is an agreement providing for the purchase or sale at a specified future time and price of a specified quantity of a referenced asset, such as a security, interest rate, currency, or index level. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange.

Some futures contracts provide for physical settlement through actual delivery or receipt of the underlying asset, while others provide for cash settlement based on the difference in the price of the reference financial instrument on the last day of the contract relative to the price at which the contract was entered into. In practice, even futures contracts that are physically settled by their terms are typically cash settled or closed out prior to their maturity dates. Closing out a futures contract may be effected by entering into an offsetting transaction. If a Fund enters into an offsetting sale transaction at a price that exceeds the purchase price of the original transaction, the Fund will realize a gain, and if the offsetting sale price is less than the original transaction’s purchase price, the Fund will realize a loss.

Funds access the futures markets through one or more clearing brokers (each known as a “futures commission merchant” or “FCM”) that submits the Funds’ trades to the relevant clearing facilities, holds margin required by the exchange and clearing facilities and transmits payments between the Funds and the relevant clearing facilities. When a Fund purchases or sells a futures contract, the Fund must deposit a specified amount of liquid assets (“initial margin”) in a segregated account with its FCM. The minimum amount of initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the notional value of the contract being traded. Because futures contracts can be used to create long or short exposure to an amount of an underlying asset (the “notional amount”) through the upfront payment of a smaller amount of initial margin, they create leverage in a Fund.

Each day a Fund with open futures positions receives or pays cash, called “variation margin,” equal to the daily increase or decrease in value of each futures contract through its FCM. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement of the amount that would be owed or owing if the futures contract expired or was closed out on that day. In computing its net asset value, the Fund will mark to market its open futures positions.

FCMs hold all customer margin in a commingled segregated account. A Fund could lose margin payments posted to its FCM if the FCM fails to segregate and maintain customer margin in accordance with regulatory requirements or if the FCM becomes insolvent or subject to bankruptcy proceedings and there is a shortfall in the commingled account. In that event, a Fund may be entitled to the return of its margin only in proportion to the amount owed to the FCM’s other customers.

Swaps

A swap transaction is an agreement obligating two counterparties to make a series of payments on one or more future dates based upon applying changes in specified prices or rates (e.g., interest rates or currency exchange rates) over some period of time to a specified “notional” amount. The notional amount is used to calculate the payment stream, but is generally not exchanged. Swap payments are typically determined on a “net” basis (i.e., by netting payments due from each counterparty to the other on a payment date to determine a single amount payable by one counterparty to the other). For example, a total return swap is a contract in which one party agrees to make periodic payments to another party during a specified period based on to the total return of a notional amount of a security or basket or index of securities in return for an upfront or periodic payments based on applying a fixed or floating interest rate to the same notional amount of securities. Swaps can be used to gain long or short exposure to an asset without owning it or taking physical custody of it. Swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying assets of a particular issuer in which the Fund invests (for example, to reduce the currency risk or duration risk associated with one or more securities). Swaps can create leverage because they allow a Fund to gain exposure to some or all the risks associated with a notional amount of an asset without purchasing the asset. A Fund may be able to enter into a swap without making any upfront payment or by making a small upfront payment or posting a small amount of initial margin.

Traditionally, swap transactions were entered into under bilateral agreements in which at least one counterparty was a dealer (typically a broker-dealer or a large commercial or investment bank). Counterparties would enter into an individually negotiated master agreement (usually based on a market-standard form published by the International Swaps and Derivatives Association (“ISDA”)) covering all swap transactions between the two counterparties and document each trade entered into under the master agreement on a supplemental “confirmation”, which might also be negotiated. Collateral (margin) terms (if any) were also negotiated under the master agreement; collateral posted by a counterparty to a Fund was held by the Fund directly, while collateral posted by a Fund in respect of a transaction was held in a segregated custodial account for the counterparty’s benefit. Entering into a swap bilaterally rather than on an exchange is known as entering an “over-the-counter” swap.

Swaps entered into on a bilateral basis are subject to counterparty credit risk (i.e., the risk a counterparty will not make required payments) and to dispute risk (i.e., the risk that two counterparties will disagree on the amount of a payment to be made, the value of a transaction, or the proper interpretation of a contractual term). Under regulations recently enacted in the United States, the EU, and many other jurisdictions, most types of bilateral swaps are required to be secured by the exchange of margin between the parties to the swap in order to reduce credit risk.

Over the past decade, regulatory changes and market pressure to increase liquidity and decrease credit risk in the swaps markets have contributed to the development of swap execution facilities similar to exchanges and to swap clearing facilities on which a central clearing counterparty is interposed between the two swap counterparties, more like the structure of the futures market. Swap execution and clearing facilities are only available for certain types of liquid swaps with standardized terms, based on regulatory mandates and market demand. The CFTC has mandated that certain types of swaps be traded on swap execution facilities and/or cleared, while other types of swaps may be (but are not required to be) traded on swap execution facilities and/or cleared. Some types of swaps may be entered into through swap execution facilities, but not cleared, and some may be cleared, but are not offered for trading on any swap execution facility. If a swap is cleared, a Fund (through its FCM) and its counterparty each submit the transaction to a central clearing facility. Initial and daily margin for a cleared swap is determined by the clearing facility and transferred from and to a Fund through its FCM (as in the futures market). Clearing reduces the risk of a particular counterparty’s default, but may create systemic risk in the event of a clearing facility failure. A default or failure by the clearing facility or an FCM may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies.

It is likely that in the future the CFTC and other regulators will require additional types of swap transactions to be executed through swap trading facilities and/or cleared through central clearing facilities.

If a Fund wishes to terminate its exposure to a cleared swap, it must enter into an off-setting transaction. An over-the-counter swap may be terminated by negotiating a price with a Fund’s counterparty, based on the swap’s market value, or by entering into an off-setting transaction with the same counterparty. Over-the-counter swaps may be assigned from one dealer counterparty to another at a Fund’s request, contingent on the consent of both dealer counterparties (a “novation”). If both the original and proposed new dealer counterparty agree to a novation, they will agree on a price to be paid by one dealer to the other based on the market value of the swap.

Interest Rate Derivatives

Interest Rate Futures. An interest rate futures contract involves an obligation to purchase or sell an asset (or make payments based upon changes in the level of a specified interest rate) at a specified future time and price (or level). The underlying asset could be a specified interest rate (e.g., SOFR) or a particular government bond, including U.S. or non-U.S. government debt.

A Fund may enter into interest rate futures contracts for a variety of purposes in connection with the management of the interest rate exposure of its portfolio. A Fund’s use of such contracts may include, but is not limited to, the following:

•	Adjusting the overall interest rate exposure, or “duration,” of the portfolio;

•	Changing the exposure of the portfolio to different parts of the yield curve;

•	Offsetting the impact of special situations that impact specific securities (e.g., tender offers);

•	Maintaining portfolio interest rate exposure as large contributions or withdrawals occur.

If a Fund anticipates that interest rates for a portfolio investment with a particular maturity or a specified reference rate (e.g., 1-Month LIBOR) for a particular term will rise, the Fund may sell an interest rate or Treasury futures contract to hedge against the decline in the value of the investment. Conversely, if a Fund anticipates that interest rates will fall, the Fund may purchase an interest rate or Treasury futures contract to increase the Fund’s exposure to interest rates.

A Fund is not required to enter into such transactions and there is no assurance that the Fund will use such strategies or that the Fund will be successful in managing interest rate exposure if such strategies are used. Dodge & Cox could be incorrect in its expectations as to the direction or extent of interest rate movements or the time span within which the movements take place.

Interest Rate Swaps. Interest rate swaps involve the exchange by two counterparties of periodic payments calculated by reference to specified interest rates applied to a notional amount (most commonly an exchange of payments based on a floating interest rate against payments based on a fixed interest rate). Most commonly-used fixed-to-floating interest rate swaps are required to be executed through a swap execution facility and cleared through a central clearing facility. Certain other types of interest rate swaps are required to be cleared (but not required to be executed on a swap execution facility). Some more exotic types of interest rate swaps are traded over-the counter.

Interest Rate Floors, Caps, and Collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Currency Derivatives

A Fund may use currency derivatives for a variety of risk management and investment purposes in connection with the management of its foreign currency exposure, including the following:

A Fund may enter into a currency derivative in connection with its purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the relevant foreign exchange rate between the trade date and settlement date for the security.

A Fund might enter into a currency derivative to hedge its non-U.S. currency exposure against possible changes in foreign exchange rates. Such exposure could be created by non-U.S. dollar-denominated securities or by depositary receipts backed by non-U.S. dollar denominated securities. A Fund may also be exposed indirectly to currency risk through investments in securities of issuers exposed to non-U.S. currencies as a result of their business activities or through their investment in non-U.S. companies. In certain cases, a Fund might hedge non-U.S. currency exposure by entering a currency derivative for a currency that is related to or is a proxy for the currency to which the Fund is actually exposed. For example, a Fund may hedge a currency by entering into a transaction in an instrument that is denominated in a currency other than the currency being hedged, sometimes known as a “cross-hedge,” if Dodge & Cox believes that there is a correlation between the currency in which the cross-hedge is denominated and the currency being hedged.

The Dodge & Cox Global Bond Fund may also take long or short speculative positions in a currency even if the Fund is not otherwise exposed to that currency. This allows the Fund to create exposure to changes in the relative value of a currency without the need to purchase bonds or other securities denominated in that currency.

Predicting currency movements is difficult and estimates of a Fund’s non-U.S. currency exposure (particularly indirect exposure) may not be precise. One risk of using currency derivatives to try to protect against the price volatility of other portfolio investments is that changes in currency exchange rates or in the value of the derivatives used may not correlate to the extent expected with changes in the price of the investments they are intended to protect. The degree of correlation may be distorted by the fact that the foreign currency derivatives market may be dominated by speculative traders seeking to profit from changes in exchange rates. Additionally, though the use of currency derivatives for hedging purposes is intended to reduce the risk of loss due to the decline in the value of the hedged currency, it also reduces the potential for gain that might result from an increase in the value of such currency. Dodge & Cox may choose not to hedge against some or all of a Fund’s non-U.S. currency exposure and its attempts to hedge may be unsuccessful. If Dodge & Cox is incorrect in its predictions of currency movements or the effect such movements are likely to have on the value of Fund investments, a Fund’s currency hedges could cause it to lose money.

Currency Futures. The sale of a foreign currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a foreign currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency Forwards. A foreign currency forward contract (commonly known as a “currency or FX forward”) involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency forwards are traded bilaterally (or “over-the-counter”). Currency forwards typically specify “physical settlement” at maturity, but in practice, they are most often closed by entering an off-setting transaction or by “cash settling” — making a cash payment equal to the difference between the relevant exchange rate on the original trade date and the maturity date, applied to the notional amount. Some types of currency forwards, known as “non-deliverable forwards” or “NDFs” are always cash settled by their terms. NDFs are used to invest in currencies that cannot be delivered or are difficult to deliver offshore.

Currency Swaps. A currency swap (or “FX swap”) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction (or short-dated currency forward) that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally. Currency swaps are economically very similar to currency forwards and are used for similar purposes.

Cross-Currency Swaps. A cross-currency swap is an interest rate swap (see “Interest Rate Swaps,” below) in which the relevant interest rates are applied to notional amounts denominated in different currencies and the cash flows are in corresponding different currencies. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Options. A currency option is an agreement that, in exchange for payment of an upfront premium or fee, gives the option holder (the buyer) the right but not the obligation to purchase (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on the actual value of the referenced currency) at a specified price (the exercise price) on a future date or during a period of time. Certain currency options, subject to standardized terms, are traded on U.S. or foreign exchanges and cleared, while others are traded over-the-counter. Over-the-counter options differ from exchange-traded options in that they are bilateral contracts with negotiated strike prices, maturities, and other terms negotiated between buyer and seller. Currency options are considered swaps for certain purposes under CFTC and SEC regulations. Currency options are influenced by all of the risk factors inherent in currency and foreign exchange investments generally, and may be more volatile than their underlying currencies.

Credit Derivatives.

Credit derivatives can be used to create long or short exposure to individual bonds or issuers or baskets or indices of bonds or issuers and may be used either in lieu of investing in bonds directly or as a way of hedging against the risk of loss in respect of other assets in a Fund’s portfolio. Purchasing credit derivatives is not the same as purchasing bonds – for example, a Fund with exposure to a bond through a derivative will not have the right to participate in creditor voting. Credit derivatives can create leverage by creating exposure to an amount (the “notional amount”) of a reference security or issuer, basket of securities or issuers, or index of securities or issuers through payment of a small or no upfront payment. The application of laws and regulations relating to the purchase and sale of securities to credit derivatives may be unclear.

Credit Default Swaps. Credit default swaps involve the purchase by one counterparty (the “buyer”) of credit protection from the other counterparty (the “seller”) in respect of a specified notional amount of the debt of a specified issuer (a “reference entity”) or index of issuers. The buyer makes periodic payments to the seller over the term of the contract in return for the right if a specified “credit event” occurs during the term either to sell debt of the reference entity to the seller at its full par value (“physical settlement”) or to receive a payment equal to the difference between par and the market value of the reference entity’s debt applied to the notional amount (“cash settlement”). For most credit default swaps, the market value for purposes of calculating a cash settlement payment is determined through a market-wide auction process. Generally, credit events include a failure by the reference entity to make a scheduled debt payment or bankruptcy of the reference entity; in some cases, credit events also include the acceleration of a reference entity’s debt or certain types of debt restructurings. Credit default swaps referencing certain standardized indices are required to be traded on swap execution facilities and cleared; those referencing single entities are typically traded bilaterally.

Credit default swaps referring to a single issuer may be used to create or hedge against exposure to that issuer’s debt. Credit default swaps referring to indices of issuers can be used either to create long or short exposure to the credit markets generally or as a proxy for specific debt holdings. Credit default swaps do not replicate the return of a bond. The payments made by a buyer of credit protection are not intended to replicate the income payments that a bondholder would receive, and the payments received by a buyer of credit protection following the occurrence of a credit event may be based on a value that is more or less than the amount a seller of a bond may have received in an individually negotiated sale

A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a seller and no credit event occurs, the Fund will receive periodic fixed payments through the term of the contract. If a credit event occurs, the Fund is likely to suffer a loss as a result of its settlement obligation. If a Fund is the buyer, it will make periodic fixed payments through the term of the contract, and if no credit event occurs, the Fund will not receive any payments. If a credit event occurs, a Fund that has bought credit protection would receive a payment equal to the full par amount of a debt obligation that may have little or no value. The value of a credit default swap fluctuates based on the market’s assessment of the likelihood that a credit event will occur in respect of a reference entity. The value to a buyer will increase and decrease along with the likelihood of a credit event; for a seller, the value will correlate inversely to the likelihood of a credit event. If a credit default swap is terminated or closed out before its maturity date, one party will make a payment to the other reflecting the change in value that has occurred during the term of the trade. Credit default swaps involve different (and in some cases, greater) risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk. There is also a risk that disputes may occur within the swaps market as to whether a credit event has occurred or the amount of payment due. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

The asset coverage requirements for a credit default swap under current requirements may vary depending on whether a Fund is the buyer or seller of protection and on the settlement terms of the transaction. Under certain circumstances, a Fund may be required to earmark assets equal to the full notional amount of its potential obligations rather than just the market value of the swap.

Bond Total Return Swaps. A total return swap referencing a bond is a contract that can create long or short economic exposure to an underlying fixed income security or basket or index of fixed income securities. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the security or securities underlying such contract (including income payments and changes in market value) during a specified period, in return for periodic payments from the other party based on the application of a fixed or variable interest rate to the same notional amount. A Fund holding a bond total return swap does not have the same rights as a bondholder of the referenced issuer and will not be able to participate in creditor voting. In the event of a corporate action such as a tender offer, merger, or spinoff, a Fund holding a total return swap does not have the right to choose among various options that may be available to bondholders, and the dealer counterparty to a total return swap will typically have the right to calculate the impact of any such event on the value of the total return swap.

Equity Derivatives

Equity derivatives can be used to create long or short exposure to individual securities or to baskets or indices of securities and may be used either in lieu of investing in their underlying reference assets or as a way of hedging against the risk of loss in respect of other assets in a Fund’s portfolio. Purchasing equity derivatives is not the same as purchasing the equity security or securities underlying a derivative – for example, a Fund with exposure to a common stock through an equity derivative will not have the right to participate in shareholder voting. Equity derivatives can create leverage by creating exposure to an amount (the “notional amount”) of a reference security, basket of securities, or index through payment of a small or no upfront payment. The application of laws and regulations relating to the purchase and sale of securities to equity derivatives may be unclear.

Equity Index Futures. An equity index futures contract creates exposure to a specified equity securities index, such as the S&P 500 or the EURO STOXX 50® Index. If the value of the index increases during the term of the futures contract, the purchaser will receive payments, and if it decreases, the purchaser must make payments, in each case based on the amount of the change in value. A Fund may enter into equity index futures for the purpose of “equitizing” its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. This investment strategy involves purchasing equity index futures in a notional amount approximately equal to some or all of a Fund’s non-equity assets in order to more closely approximate the return of a fully-invested fund. Typically, the initial margin required in respect of an equity index futures contract is a small percentage of the contract’s notional amount. Equity index futures are traded on and cleared through a futures exchange. A Fund may purchase equity index futures referring to U.S. or non-U.S. securities indices, depending on the type of equity exposure it intends to create.

A Fund may use short equity index futures to hedge the equity exposure of its investment portfolio with regard to market risk, as distinguished from stock-specific risk. By establishing such a short position, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities – it will receive payments equal to the amount by which the referenced index loses value which may help offset losses on the Fund’s portfolio securities. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. However, to the extent the referenced index for such a trade increases in value, a Fund would be required to make payments equal to the amount of such increase, which could reduce the gains that the Fund would otherwise realize on its portfolio. In addition, if a hedging strategy is not successful, because the value of the index does not correlate to the value of the securities being hedged (i.e., the index increases in value while the securities being hedged decrease in value), a Fund could lose more than it would have without the hedging trade.

Equity Options. Equity options may include call options or put options that reference single securities or security indices such as the S&P 500 (each an “underlier”). The buyer of a put option purchases the right (but not the obligation) to sell the referenced security or index at the strike price or to receive a payment equal to the profit from buying at the market price and selling at the strike price. The buyer of a call option purchases the right (but not the obligation) to buy the referenced security or index at the strike price or to receive a payment equal to the profit from buying at the strike price and selling at the market price. Option buyers are not at risk for loss beyond the amount of the option purchase price. If a Fund sells a put option, it risks the entire value of the underlier (if its value drops to zero). If a Fund sells a call option, it has theoretically unlimited liability (for any increase to the value of the underlier). An equity option may be used to hedge the risk that a security or equity index declines in value, or to create long or short exposure to its underlier.

Options are flexible investment instruments that can be used to create long or short exposure to a security or security index above or below a specified threshold, For example, a Fund could express a view that a security is unlikely to increase in value above a certain threshold by selling a put option obligating it to sell a security to the buyer at a price above the current market price – in this case, the Fund receives a current payment in exchange for giving up the benefit of any increase in the value of the security above the strike price, but can still realize any increase in the value of the security up to that strike price. Options can also be used for hedging purposes – for example, buying a put option referencing a broad stock market index like the S&P 500 may offer protection against a general downturn in the equity markets because the option will increase in value as the price of the index declines. However, if a Fund’s portfolio suffers greater losses than the index (or if the Fund’s portfolio suffers losses during a period where the index increases in value), this type of hedge may be ineffective. Options with “caps” and/or “floors”, which set a limit on the amount that the buyer may receive or that the seller may have to pay, can also be used to limit potential gains or losses. Options may be traded on and cleared through an exchange or purchased over-the-counter from a broker-dealer.

Equity Total Return Swaps. An equity total return swap is a contract that can create long or short economic exposure to an underlying equity security, or to a basket or index of securities. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the security or securities underlying such contract (including dividends and changes in market value) during a specified period, in return for an upfront or periodic payments from the other party based on the application of a fixed or variable interest rate to the same notional amount. A Fund could also use a total return swap to hedge against risks created by investments made by one of the companies it owns (e.g., to mitigate against a decline in the value of one or more of the interests of a conglomerate). A Fund holding an equity total return swap does not have the same rights as a shareholder of the referenced issuer and will not be able to participate in shareholder voting. In the event of a corporate action such as a tender offer, merger, or spinoff, a Fund holding an equity total return swap does not have the right to choose among various options that may be available to shareholders, and the dealer counterparty to a total return swap will typically have the right to calculate the impact of any such event on the value of the total return swap.

Short Term Investments

Each Fund may hold a portion of its assets in cash and short-term debt securities, including repurchase agreements, commercial paper, and bank obligations. In addition, each Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund may also hold bank time deposits and short-term debt securities denominated in U.S. or non-U.S. currencies.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities

Short-term corporate debt securities are outstanding non-convertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

Commercial paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs. Commercial paper may have floating or variable rates.

Repurchase Agreements

Each Fund may enter into a repurchase agreement through which it may from time to time purchase securities (each an “underlying security”) from a bank or securities dealer. Any such dealer or bank must be a member of the Federal Reserve System, approved by Dodge & Cox, and, at the time a Fund enters into the repurchase agreement, have a credit rating with respect to its short-term debt of at least A1 by S&P, F1 by Fitch, P1 by Moody’s, or the equivalent rating as determined by Dodge & Cox. As part of the transaction, the bank or securities dealer agrees to repurchase the underlying security on a specific future date at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and GSEs, (ii) the market value of the underlying security, including interest accrued, will be at all times greater than the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund may sell portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. It is possible that changing government regulation may significantly limit the use of reverse repurchase agreements by mutual funds. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under a transaction may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these types of investments may have a leveraging effect if a Fund uses the proceeds to make investments in other securities. Because they create future payment obligations, reverse repurchase agreements are currently subject to the same asset coverage requirements as derivatives. Under the new SEC derivatives risk management rule for investment companies (with which the Funds are expected to need to comply by August, 2022), funds may choose to treat reverse repurchase agreements either as derivatives subject to the new rule, or as “senior securities” subject to an asset coverage regime similar to their current treatment.

Borrowing Money and Lending of Portfolio Securities

The Funds may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction from time to time. Current regulations permit a Fund to borrow from a bank in an amount up to one-third of the Fund’s total assets (including the amount borrowed), and to borrow additional amounts up to 5% of the Fund’s total assets for temporary purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

It is possible that changing government regulations could significantly limit or impact the Funds’ ability to borrow money or lend portfolio securities.

Interfund Borrowing and Lending

The SEC has granted an exemption permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) a Fund will borrow money through the program only when the costs are equal to or lower than the cost of available bank loans, and will lend through the program only when the returns are higher than those available from an investment in eligible repurchase agreements; (2) an interfund loan may not exceed seven days (or such longer period as may be permitted by the SEC); and (3) a Fund’s interfund loans to any one Fund may not exceed 5% of the lending Fund’s net assets. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is not available. The foregoing conditions may be modified pursuant to additional relief granted by the SEC. The Trust’s Board of Trustees is responsible for overseeing the interfund lending program. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

Lending of Portfolio Securities

Each Fund has reserved the right to lend its securities to qualified broker/dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans must be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. This collateral must be valued, or “marked to market” daily. Borrowers would be required to furnish additional collateral to a Fund as necessary to fully cover their obligations.

With respect to loans that are collateralized by cash, a Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated “rebate” from any return earned on the investment. Investing the collateral subjects it to the risk of market depreciation, and a Fund is responsible for any loss that may result from its investment of collateral.

For the duration of any securities loan, a Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. A Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so, but may be unable to obtain the return of its security in time to participate in a vote. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions, but is subject to the risk that loaned securities may not be returned in a timely manner or at all.

Securities lending involves certain risks. A Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. A Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending while reinvesting collateral received in connection therewith could have a leveraging effect, which could intensify the other risks associated with investments in a Fund. In addition, a Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral held will decline in value during the period of the loan, and that the counterparty will fail to provide, or will delay in providing, additional collateral. A Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, a Fund may also lose its rights in the collateral. A Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If a Fund is not able to recover the loaned securities, the Fund may sell the collateral and purchase replacement securities in the market. However, a Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for a Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. The Funds will only lend securities to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).

Additional Risks

Commodities Investment Risk. While none of the Funds may invest in commodities directly, all of the Funds may invest in either debt or equity securities (or both) issued by commodity-related issuers. Investing in securities of commodity-related issuers may subject a Fund to greater volatility than investments in other securities. The commodities markets have experienced periods of extreme volatility. Such market conditions may result in rapid and substantial decreases or increases in the value of the securities of commodity-related issuers and to the value of a Fund holding such securities. Commodities markets may fluctuate widely based on many factors, many of which are outside the control of the commodity-related issuers. Commodities markets are subject to temporary distortions and disruptions due to lack of liquidity, participation by speculators in the market, government regulation, and other factors. Fluctuations in the commodities markets may impact the price of securities exposed indirectly to commodity risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries.

Cybersecurity Risk. As the use of technology and the frequency of cyber attacks in the market has become more prevalent, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a Fund’s ability to calculate its net asset value; causing the release or misuse of confidential Fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures, and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cybersecurity breaches involving a Fund’s third-party service providers (e.g., the Funds’ custodian and transfer agent), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause a Fund’s investment to lose value. Although Dodge & Cox has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third-party service providers to the Funds. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the Funds will not suffer losses relating to cyber attacks on the Funds or its service providers.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the rules to which a Fund is subject, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Since the enactment of the Dodd-Frank Act, the Funds have become subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, new regulations applicable to, and changing business practices of, financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

LIBOR is an average interest rate, determined by the ICE Benchmark Administration that banks charge one another for the use of short-term money. The terms of many investments, financings and other transactions in the United States and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. The United Kingdom’s Financial Conduct Authority has recently confirmed its plans to discontinue supporting LIBOR and transition away from LIBOR. On March 5, 2021, the FCA and the ICE Benchmark Administration announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBORs (e.g. all EUR and CHF LIBOR settings, the Spot Next/Overnight, 1 week, 2 month and 12 month JPY and GBP LIBOR settings, and the 1 week and 2 months US dollar LIBOR settings) ceased publication on December 31, 2021. However, publication of certain other LIBORs (e.g., the overnight, 1 month, 3 month, 6 month, and 12 months US dollar LIBOR settings) will continue through at least June 30, 2023. The Funds may continue to hold or invest in instruments that reference LIBOR. There remains some uncertainty regarding the future use of LIBOR and the nature of any replacement or alternative rate, and any potential effects of the phasing out of LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. Some bonds and other instruments that reference LIBOR contain fallback provisions lacking a transition to an alternative rate in the case of LIBOR’s cessation. For these contracts, federal legislation was proposed in 2021 (The Adjustable Interest Rate Act of 2021) and passed in early 2022, allowing these contracts to transition to a replacement rate selected by the Board of Governors of the Federal Reserve System (based on the Secured Overnight Financing Rate (SOFR) plus a spread adjustment). This bill also provides protections against liability as a result of such a transition. The transition process may involve, among other things, an increase in price volatility or illiquidity of instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a Fund, and a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects, as well as other unforeseen effects, could have an adverse impact on a Fund’s performance. Alternation of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (“IRS”) has issued final regulations regarding the tax consequences of the transaction from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alternation or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true-up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance with potential retroactive effect.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which a Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. Although vaccines for COVID-19 have been approved for use in many countries, issues relating to vaccine availability and uptake, as well as the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. As a result, the pandemic’s full potential impact on a Fund and the issuers in which it invests remains uncertain, and it is possible that reasonable expectations about any of the resulting risks to which a Fund is subject could prove inaccurate.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact a Fund’s investments, it is clear that these types of events will impact the Funds and the issuers in which each invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a Fund’s holdings. The issuers in which a Fund invests could be significantly impacted by emerging events and uncertainty of this type. A Fund will also be negatively affected if the operations and effectiveness of Dodge & Cox or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Dilution Risk. The per share value of a Fund may be diluted by unusually large redemption requests. In the case of a redemption request that is larger than the Fund’s available cash, a Fund may need to sell holdings in order to pay redemption proceeds. If a Fund is not able to sell holdings at a favorable price, such a redemption request may reduce the Fund’s per share value. These risks may be greater during periods of market stress, during which liquidity may be compromised.

Participation on Creditor, Bondholder, or Shareholder Committees. A Fund may from time to time participate on committees formed by creditors, bondholders, or shareholders, and in connection with such committees may enter into agreements or take other actions to enforce the Funds’ rights or protect the value of assets held in the Funds. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Financial Model Risk. Dodge & Cox uses financial models as part of its investment research and analysis, to help identify and evaluate investment opportunities and prospects for Fund holdings. Financial models may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data. Any such issues could prevent Dodge & Cox from considering the full range of potential investments or from evaluating accurately the prospects for such investments. Financial models depend on a plethora of assumptions, and Dodge & Cox may have limited visibility with respect to the assumptions used in financial models provided by third parties. There can be no assurance that the models used by Dodge & Cox will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying the models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the models. In addition, the effectiveness of models may diminish over time, including as a result of market changes and changes in the behavior of market participants. Models require continual monitoring and enhancements and there is no guarantee that such enhancements will be successful. The successful implementation of financial models can be negatively impacted by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes, or various other technical errors. Such errors may be difficult to detect and Dodge & Cox may not immediately or ever detect certain errors, which may have an increasing impact on a model’s performance over time. Financial models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting outputs will be incorrect. Models used by Dodge & Cox to evaluate securities may include certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing such models. In addition, when relying on data provided by third parties, Dodge & Cox may have less insight into the quality of the data.

Portfolio Turnover: In 2020 and 2021, the portfolio turnover rates for the Dodge & Cox Income Fund and the Dodge & Cox Global Bond Fund increased materially. The increase in those Funds’ portfolio turnover rate in 2020 was attributable both to the Funds’ response to the market volatility of the early months of the Covid-19 pandemic and to investments in To-Be-Announced (“TBA”) mortgage securities. The increase in the Funds’ portfolio turnover rates in 2021 is attributable primarily to their investments in TBA securities. TBA securities are typically “rolled” by the Funds (i.e., sold and replaced with a new security with similar exposure) every 30 to 60 days in order to maintain exposure. The Income Fund’s portfolio turnover rates in 2020 and 2021 excluding TBA roll transactions would have been 77% and 28% respectively (94% and 91% respectively including TBA roll transactions). The Global Bond Fund’s portfolio turnover rates in 2020 and 2021 excluding TBA roll transactions would have been 90% and 40% respectively (112% and 136% respectively including TBA roll transactions).

Disclosure of Fund Holdings

The Funds provide a complete list of their holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Disclosures of the Funds’ complete portfolio holdings as of quarter-end will be made publicly available on Form N-CSR within 75 days after the end of the applicable quarter and on Part F of Form N-PORT within 60 days after the end of the quarter. Shareholders may view the Funds’ Forms N-CSR and N-PORT on the SEC’s website at sec.gov. A list of the Funds’ quarter-end holdings is also available at dodgeandcox.com and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Board of Trustees has approved policies and procedures relating to disclosure of the Funds’ portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of Dodge & Cox, on the other. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be consistent with the policies adopted by the Board of Trustees and in form and substance acceptable to Dodge & Cox’s Legal Department and the Funds’ Chief Compliance Officer. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

“Portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as, but not limited to, how a Fund’s portfolio is allocated among various industries, sectors, countries, credit quality ratings and/or maturities, as well as financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, earnings and price-based ratios, duration, maturity, yield-to-worst and/or portfolio turnover.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, class action monitoring services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. The Funds may also provide portfolio holdings information at any time to providers of securities reference data or characteristics or in connection with Dodge & Cox’s use of accounting, reporting, and portfolio analytics tools in its performance of investment management and administrative services to the Funds. Government entities and such providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. Any new arrangements to disclose non-public portfolio holdings must be approved by a senior officer of the Trust.

From time to time, officers of the Funds or Dodge & Cox may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Dodge & Cox believed was misusing the disclosed information.

The Funds’ Board of Trustees and Dodge & Cox’s Legal Department may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio information beyond those described herein.

Dodge & Cox provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Dodge & Cox or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Dodge & Cox’s portfolio holdings policy requires any violations of the policy that affect the Funds be reported to the Funds’ Chief Compliance Officer. If the Funds’ Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Funds’ Board of Trustees.

Management of the Funds

Trustees and Officers

Each Dodge & Cox Fund is governed by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Trustees set broad policies for the Funds; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Funds’ Officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Delaware, and other laws. Dodge & Cox manages the day-to-day operations of the Funds under the direction of the Board of Trustees. The Board met four times during the fiscal year ended December 31, 2021.

Charles F. Pohl, an “interested” Trustee, served as Chairman of the Board of Trustees until his retirement. Mr. Pohl retired from Dodge & Cox on June 30, 2022, but will continue to serve as a Trustee. Effective upon Mr. Pohl’s retirement from Dodge & Cox, Dana M. Emery became Chairman of the Board. The Independent Trustees of the Funds have designated a Lead Independent Trustee, who functions as a spokesperson and principal point of contact for the Independent Trustees. The Lead Independent Trustee is responsible for coordinating the activities of the Independent Trustees, including calling and presiding at regular executive sessions of the Independent Trustees, developing the agenda of each Board meeting together with the Chairman, and representing the Independent Trustees in discussions with Dodge & Cox management. Gary Roughead currently serves as Lead Independent Trustee. The Funds’ Board has determined that its leadership and committee structure is appropriate because it sets the proper tone for the relationship between the Funds, on the one hand, and Dodge & Cox and the Funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board.

Like other mutual funds, each of the Dodge & Cox Funds is subject to a variety of risks, including, among others, investment, valuation, compliance, and operational risks. Dodge & Cox and other service providers have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. Dodge & Cox is also primarily responsible for managing investment risk and its own operational risks as part of its day-to-day investment management responsibilities. Dodge & Cox and the Funds’ Chief Compliance Officer (who reports directly to the Board’s Independent Trustees) assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board of Trustees considers risk management issues throughout the year by reviewing regular reports prepared by Dodge & Cox and the Funds’ Chief Compliance Officer, as well as special written reports or presentations provided on a variety of relevant issues, as needed. For example, Dodge & Cox reports to the Board quarterly on the investment performance of the Funds, the financial performance of the Funds, and overall market and economic conditions. Dodge & Cox also provides regular updates on legal and regulatory developments that may affect the Funds. The Funds’ Chief Compliance Officer provides regular presentations to the Board at its quarterly meetings. The Funds’ Chief Compliance Officer also provides an annual report to the Board concerning, among other things, (i) any material compliance matters relating to the Funds, Dodge & Cox, and the Funds’ other key service providers; (ii) various risks identified as part of the Funds’ compliance program assessments; and (iii) any material recommended changes to policies and procedures. The Funds’ Chief Compliance Officer also meets regularly in executive session with the Independent Trustees and communicates any significant compliance-related issues and regulatory developments to the Audit and Compliance Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, representatives of Dodge & Cox communicate with the Lead Independent Trustee and/or the Chairperson of the Audit and Compliance Committee and other Independent Trustees. As appropriate, the Trustees confer among themselves, or with Dodge & Cox, the Funds’ Chief Compliance Officer, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit and Compliance Committee, which is composed of all Independent Trustees, oversees management of financial and compliance risks and controls. The Audit and Compliance Committee assists the Board at various times throughout the year in reviewing with Dodge & Cox and the Funds’ independent auditors matters relating to financial accounting and reporting, systems of internal controls, and the Funds’ annual audit process. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ valuation policies in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

All of the Trustees bring to the Board a wealth of executive leadership experience. The Board and its Nominating and Governance Committees select Independent Trustees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the Funds’ service providers, decide upon matters of general policy, and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current Board members of the Funds, with a view toward maintaining a Board that is diverse in viewpoint, experience, education, and skills.

The Funds seek Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Funds’ Board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities. The business acumen, experience, and objective thinking of the Trustees are considered invaluable assets for Dodge & Cox management and the Funds.

The Independent Trustees collectively have a significant record of accomplishments in governance, business, not-for-profit organizations, government and military service, academia, law, accounting, or other professions. Although no single list could identify all the experience upon which the Funds’ Independent Trustees draw in connection with their service, the table below summarizes key experience for each Independent Trustee. These references to the qualifications, attributes, and skills of the Trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the qualifications listed below, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Funds’ registration statement.

Interested Trustees have similar qualifications, skills, and attributes as the Independent Trustees. Interested Trustees are current or former senior executive officers of Dodge & Cox. This current or former management role with the Funds’ investment adviser also permits them to make a significant contribution to the Funds’ Board.

The Trustees and Officers of the Funds are listed below. The address for each Trustee and Officer, unless otherwise noted, is c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Each Trustee and Officer oversees all seven portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

Independent Trustees

(The term “Independent Trustee” refers to a Trustee who is not an “interested person” of the Funds within the meaning of the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Luis Borgen (52) Trustee since 2022	Mr. Borgen is currently an independent member of the Board of Directors of Synopsys, Carter’s, and Eastern Bankshares. From 2019 to April 2022, he served as Chief Financial Officer (CFO) of athenahealth and played a key role in the company’s sale to Hellman & Friedman and Bain Capital. Over the preceding decade, he served as CFO of various publicly-traded companies, including DaVita and DAVIDsTEA. Earlier in his career, he spent 13 years in increasingly senior finance roles at Staples, culminating as Senior Vice President and CFO for the U.S. Retail business. Mr. Borgen began his career in the U.S. Air Force, where he attained the rank of Captain.	Current Director of Synopsys, Inc. (semiconductor technology); Carter’s Inc. (omni channel retailer)(since 2021); and Eastern Bankshares Inc. (regional bank)(since 2016).

Caroline M. Hoxby (56) Trustee since 2017	Ms. Hoxby has been a Professor of Economics at Stanford University since 2007 and a Director of the Economics of Education Program for the National Bureau of Economic Research since 2001. She is also a Senior Fellow of the Hoover Institution and the Stanford Institute for Economic Policy Research.	None

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Thomas A. Larsen (72) Trustee since 2002	Mr. Larsen most recently served as Senior Counsel of the law firm of Arnold & Porter until 2018, prior to which he was a Partner. He previously was a Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (a law firm) from 1977 to 2011, where he also served as Chair of the Real Estate and Private Client Services Groups. Mr. Larsen previously worked in the Office of the General Counsel of the Environmental Protection Agency. Mr. Larsen has served in leadership positions on advisory and trustee boards for many charitable, educational, and nonprofit organizations, as well as a private company.	None

Ann Mather (62) Trustee since 2011	Ms. Mather has served as the Chief Financial Officer or in other executive financial management positions with numerous public and private companies, including Polo Ralph Lauren, Buena Vista International, Inc., and, most recently, Pixar Animation Studios where she was CFO from 1999 to 2004. Ms. Mather has also served on a variety of public and private company boards, including as chair of the audit committee for several public company boards.	Current Director of Alphabet Inc. (previously Google Inc.) (internet information services); Netflix, Inc. (internet television); Arista Networks (cloud networking); Blend (software company)(since 2019); and Bumble (online dating)(since 2020)

Gabriela Franco Parcella (53) Trustee since January 2020	Ms. Parcella is President (since 2020) and previously Executive Managing Partner (2018-2019) of the private equity real estate firm Merlone Geier Partners, which she joined in 2018. Previously, she was Chairman, President & CEO of Mellon Capital, serving in those roles over the last seven years of her 20-year tenure at the firm. Ms. Parcella also serves as an Independent Director and Chair of the Nominating and Corporate Governance Committee of Terreno Realty Corporation and as a trustee on the boards of several educational and non-profit organizations.	Director, Terreno Realty Corporation (since 2018)

Shawn Purvis (49) Trustee since 2022	Ms. Purvis is President and CEO of QinetiQ US (since 2022), part of QinetiQ Group plc. Previously, Ms. Purvis served in senior leadership roles over the course of a decade at Northrop Grumman (2012-2022), culminating as Corporate Vice President and President of Enterprise Services. Earlier in her career, she held management roles at SAIC and Lockheed Martin.	None

Gary Roughead (70) Trustee since 2013	Admiral Roughead (Ret.) has served since 2012 as the Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution at Stanford University. Admiral Roughead is a member of the Arctic Security Initiative (Chair), Task Force on Energy Policy, Military History Working Group, and Foreign Policy Working Group at the Hoover Institution. From 1973 to 2011, Admiral Roughead served in the U.S. Navy. From 2007 to 2011, Admiral Roughead was the Chief of Naval Operations. During that period, Admiral Roughead was a Senior Officer in the U.S. Navy, Naval Advisor to the President and Secretary of Defense and a Member of the Joint Chiefs of Staff.	Current Director, Northrop Grumman Corp. (global security); and Maersk Line, Limited (shipping and transportation)

Mark E. Smith (71) Trustee since April 2014	Mr. Smith served as a consultant from 2012 to 2013 at Brown Brothers Harriman, an investment management company, and at Loomis Sayles & Company, L.P., an investment manager. Prior to 2012, Mr. Smith served as Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.	None

Interested Trustees

(Each Interested Trustee is a current or former employee of Dodge & Cox in an executive position and is an “interested person” of the Trust as defined in the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Charles F. Pohl (64) Trustee (since 2014)	Chairman and Director of Dodge & Cox (until June 2022); Chief Investment Officer, and member of U.S. Equity Investment Committee (USEIC) (until June 2022) and Emerging Markets Equity Investment Committee (EMEIC) (until June 2022); member of Global Equity Investment Committee (GEIC) (until May 2021), International Equity Investment Committee (IEIC) (until May 2021); and U.S. Fixed Income Investment Committee (USFIIC) (until 2019). Mr. Pohl joined Dodge & Cox in 1984.	None

Dana M. Emery (60) Chair (since 2022) President (since 2014) Trustee (since 1993*)	Chief Executive Officer, Chair (since June 2022), President (until June 2022), and Director of Dodge & Cox; Co-Director of Fixed Income (until 2020), and member of USFIIC and Global Fixed Income Investment Committee (GFIIC). Ms. Emery joined Dodge & Cox in 1983.	None

*	From 1993 until 1998, Ms. Emery served in a similar capacity with one of the Trust’s predecessors, Dodge & Cox Income Fund.

Officers

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Diana S. Strandberg (62)	Senior Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Director of International Equity, and member of IEIC (until December 2022), and EMEIC (until December 2022); member of GEIC (until December 2022); USEIC (until 2020) and GFIIC (until 2018)

Englebert T. Bangayan (43)	Vice President (since 2015)	Vice President of Dodge & Cox; Research Analyst and member of IEIC

Philippe Barret, Jr. (45)	Vice President (since 2013)	Vice President of Dodge & Cox; Research Analyst and member of USEIC and BIC (since May 2022)

Lily S. Beischer (52)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of GEIC

Anthony J. Brekke (47)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst, and member of USFIIC

Sophie Chen (38)	Vice President (since 2021)	Vice President (since 2016) of Dodge & Cox; Research Analyst and member of EMEIC (since January 2021)

James H. Dignan (52)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst, and member of USFIIC and GFIIC

Mario C. DiPrisco (46)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of IEIC and EMEIC (since January 2021)

Rameez Dossa (38)	Vice President (since 2021)	Vice President (since 2017) of Dodge & Cox; Research Analyst and member of EMEIC (since January 2021)

Thomas S. Dugan (57)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Director of Fixed Income (since 2020), Co-Director of Fixed Income (until 2020), Associate Director of Fixed Income (until 2019), and member of USFIIC and GFIIC

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Karim A. Fakhry (44)	Vice President (since 2021)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since January 2021)

Benjamin V. Garosi (42)	Vice President (since 2019)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2019) and BIC (since May 2022)

Emily J. Han (41)	Vice President (since 2022)	Vice President (since 2017) of Dodge & Cox; Research Analyst

David C. Hoeft (55)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Chief Investment Officer (since 2022), Associate Director of Research (until 2019), and member of USEIC, GEIC, EMEIC (since 2022) and BIC (since May 2022)

Keiko Horkan (51)	Vice President (since 2008)	Vice President of Dodge & Cox, Research Analyst, and member of IEIC

Lucinda I. Johns (48)	Vice President (since 2012)	Vice President of Dodge & Cox; Associate Director of Fixed Income (since 2020), Research Analyst, and member of USFIIC, GFIIC, and BIC (since May 2022)

Michael Kiedel (46)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst and member of USFIIC (since 2018)
Roger G. Kuo (50)	Vice President (since 2008)	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of IEIC and GEIC

Karol Marcin (49)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2018) and GEIC

Kathleen G. McCarthy (42)	Vice President (since 2016)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2016)

Raymond J. Mertens, Jr. (49)	Vice President (since 2014)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since 2018) and GEIC (since January 2021 and from 2014-2018)

Thomas Y. Powers (33)	Vice President (since 2022)	Vice President of Dodge & Cox (since 2020) of Dodge & Cox; Member of BIC (since May 2022); Research Analyst

Nils M. Reuter (42)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (since 2018)

Adam S. Rubinson (55)	Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst, and member of USFIIC and GFIIC

Matthew B. Schefer (37)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst and member of GFIIC (since 2018) and BIC (since May 2022)

Paritosh Somani (43)	Vice President (since 2021)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since January 2021)

Robert S. Turley (42)	Vice President (since 2021)	Vice President (since 2016) of Dodge & Cox; Research Analyst and member of EMEIC (since 2021) and BIC (since May 2022)

Jose F. Ursua (41)	Vice President (since 2020)	Vice President (since 2017) of Dodge & Cox; Research Analyst and member of GFIIC (since 2020)

Steven C. Voorhis (52)	Vice President (since 2008)	Vice President of Dodge & Cox; Director of Research (since 2021), Associate Director of Research (since 2019), and member of USEIC, GEIC, and PCIC

Samir Amso (40)	Assistant Vice President (since 2022)	Vice President (since 2018) of Dodge & Cox; Research Analyst and Trader of Dodge & Cox

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years

Terrill C. Armstrong (49)	Assistant Vice President (since 2015)	Vice President (since 2018) of Dodge & Cox; Client Portfolio Manager

Matthew A. Beck (49)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Manager

Carl Bindoo (47)	Assistant Treasurer (since 2022) Assistant Vice President (since 2015)	Vice President (since 2016) of Dodge & Cox; Investment Accounting and Operations Manager

Damon T. Blechen (45)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Research Analyst and Trader

Philip A. Cantu (47)	Assistant Vice President (since 2022)	Chief Information Security Officer (since 2019) Chief Information Security Officer at CSAA Insurance Group (until 2019)

Steven H. Cassriel (60)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager

Paul V. Cecconi (35)	Assistant Vice President (since 2020)	Client Portfolio Manager (since 2019) of Dodge & Cox; Vice President and Client Advisor at Bessemer Trust (until 2019)

Alexander J. Chartz (34)	Assistant Vice President (since 2014)	Vice President (since 2020) of Dodge & Cox; Client Portfolio Manager

Hsin Chau (46)	Assistant Vice President (since 2016) and Assistant Secretary (since 2022)	Vice President of Dodge & Cox; Senior Counsel

Shane E. Cox (35)	Assistant Vice President (since 2019)	Vice President (since 2021) of Dodge & Cox; Research Analyst and Trader (since 2016) of Dodge & Cox

Robert T. Curran (46)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Head of Shareholder Services

Deirdre A. Curry (55)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Client Portfolio Manager

Darin S. Dagle (48)	Assistant Vice President (since 2021)	Vice President of Dodge & Cox (since 2021) Trade Operations Manager (since 2021); Trade Settlements Manager (until 2021) of Dodge & Cox

Shawn G. Dahlem (56)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Manager and member of PCIC

Emma G. Dawley (26)	Assistant Vice President (since 2020)	Client Relationship Associate of Dodge & Cox

David J. Edwards (60)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager

Kathryn O. Fast (48)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Director of Fixed Income Client Service (since January 2021), Associate Director of Client Service – Fixed Income (2018-January 2021); Client Portfolio Manager

Allen C. Feldman (36)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst and Trader

Kevin P. Glowalla (35)	Assistant Vice President (since 2019)	Vice President (since 2019) of Dodge & Cox; Research Analyst

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years

Steven T. Gorski (52)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Director of Client Service (since 2016) and Client Portfolio Manager

Amy R. Grandstaff (34)	Assistant Vice President (since 2013)	Vice President (since 2018) of Dodge & Cox; Head of Business Insights (since January 2021), Client Relationship Associate (until January 2021)

Lawrence Y. Gu (32)	Assistant Vice President (since 2019)	Client Portfolio Manager (since 2018) of Dodge & Cox and member of PCIC (since April 2021); Harvard Business School MBA Program (2016-2018); Research Associate at Dodge & Cox (2012-2016)

Glen S. Guymon (52)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Senior Counsel

Nicholas J. Hart (31)	Assistant Vice President (since 2021)	Research Analyst & Trader (since 2016) of Dodge & Cox; Associate Analyst at Moody’s Investors Service (2013-2016)

Rose Hauer (59)	Assistant Vice President (since 2022)	Compliance Officer (since 2021) of Dodge & Cox; Compliance Director at Charles Schwab (until 2021)

Matthew A. Hauselt (30)	Assistant Vice President (since 2017)	Client Relationship Associate of Dodge & Cox

William J. Hughes (47)	Assistant Vice President (since 2020)	Vice President of Dodge & Cox (since 2021) Research Analyst & Trader of Dodge & Cox

Matt B. Hyland (31)	Assistant Vice President (since 2017)	Shareholder Services Relationship Manager of Dodge & Cox

John N. Iannuccillo (53)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst

Charis N. Ji (32)	Assistant Vice President (since 2020)	Research Analyst (since 2019) of Dodge & Cox; Harvard University MBA Program (2017-2019);

Kevin D. Johnson (60)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager

Erin E. Kennedy (48)	Assistant Vice President (since 2018) and Assistant Secretary (since 2022)	Vice President (since 2017) of Dodge & Cox; Senior Counsel

Michael J. Kroman (43)	Assistant Vice President (since 2021)	Shareholder Services Associate (since 2021) Intermediary Relationship Associate (since 2019) of Dodge & Cox; Client Relations Manager at Franklin Templeton (2016-2019)

Nam H. Le (39)	Assistant Vice President and Assistant Treasurer (since 2022)	Vice President (since 2020) of Dodge & Cox; Accounting Manager

Nate Liao (33)	Assistant Vice President (since 2019)	Research Analyst (since 2018) of Dodge & Cox; University of Chicago Booth School of Business MBA Program (2016-2018)

Nicholas V. Lockwood (43)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and Trader

Sonia F. Lurie (34)	Assistant Vice President (since 2021)	Equity Operations & Proxy Manager of Dodge & Cox; Proxy Officer

Jacek Machnowski (41)	Assistant Vice President (since 2022)	Shareholder Services Associate (since 2020) of Dodge & Cox; Client Administration Manager at Wells Fargo Bank (until 2020)

Timothy N. Mahoney (33)	Assistant Vice President (since 2017)	Shareholder Services Associate of Dodge & Cox

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years

Richard M. Marino (50)	Assistant Vice President (since 2018)	Senior Shareholder Services Associate of Dodge & Cox

Hallie W. Marshall (43)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Equity General Manager (since January 2021), Associate Director of Client Service – Equity (2018-January 2021); Client Portfolio Manager

Shivana Mistry (26)	Assistant Vice President (since 2022)	Client Relationship Associate (since 2021) of Dodge & Cox; Senior Client Associate at First Republic Private Wealth Management (until 2021)

Chad R. Musolf (44)	Assistant Vice President (since 2016)	Vice President (since 2020) of Dodge & Cox; Client Portfolio Manager

Molly K. Myers (47)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Client Portfolio Manager and member of PCIC (since 2018)

Masato Nakagawa (41)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst and Trader

Amanda L. Nelson (50)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst

Ria T. Nickens (51)	Assistant Vice President (since 2002)	Vice President of Dodge & Cox; Client Portfolio Manager

Stephanie D. Notowich (56)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Manager

Arun R. Palakurthy (41)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Research Analyst

Raja Patnaik (36)	Assistant Vice President (since 2020)	Research Analyst (since 2019) of Dodge & Cox; Associate at Cornerstone Research (2016-2018)

Alex Pekker (42)	Assistant Vice President (since 2022)	Client Portfolio Manager (since 2021) of Dodge & Cox; Managing Director at Cambridge Associates (until 2021)

E. Saul Pena (44)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and Trader

Christopher Perez (30)	Assistant Vice President (since 2022)	Research Analyst (since 2021) of Dodge & Cox

Salil A. Phadnis (37)	Assistant Vice President (since 2014)	Vice President (since 2017) of Dodge & Cox; Research Analyst

Neha N. Pyle (46)	Assistant Vice President (since 2016)	Shareholder Services Relationship Manager (since 2021); Shareholder Services Associate (since 2016) of Dodge & Cox; Executive/Special Projects Assistant at TPG Capital (2014-2016)

John Ratzesberger (47)	Assistant Vice President (since 2020)	Vice President of Dodge & Cox (since 2021) Investment Operations Manager (since 2019) of Dodge & Cox; Global Head of Investment Operations at T. Rowe Price Group, Inc. (until 2019)

Rosemarie C. Schembri (46)	Assistant Vice President (since 2015)	Vice President (since 2016) of Dodge & Cox; Associate Chief Compliance Officer

Stephen Scott (47)	Assistant Vice President (since 2022)	Chief Financial Officer (since 2021) of Dodge & Cox

Dustin B. Seely (36)	Assistant Vice President (since 2017)	Vice President (since 2021) of Dodge & Cox Research Analyst and Trader (since 2016) of Dodge & Cox; Senior Associate at Prudential (2012-2016)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years

Tara E. Shamia (45)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Manager

Dennis E. Shiraev (32)	Assistant Vice President (since 2020)	Research Analyst (since 2019) of Dodge & Cox; Stanford University MBA and J.D. Programs (2015-2019)

Varinia T. Siefker (42)	Assistant Vice President (since 2014)	Vice President (since 2019) of Dodge & Cox; Intermediary Relationship Manager

Douglas M. Silverman (39)	Assistant Vice President (since 2016)	Head of Client Reporting and Internal Client Service (since 2021) of Dodge & Cox; Client Relationship Associate (2015-2021)

Victoria H. Sims (31)	Assistant Vice President (since 2017)	Client Relationship Associate (since 2016) of Dodge & Cox; Associate Consultant at Ramboll Environ (2015-2016)

Alka Singal (42)	Assistant Vice President (since 2017)	Vice President (since 2020) of Dodge & Cox; Client Portfolio Manager (since 2017); Executive Vice President at PIMCO (2007-2016)

Savvy S. Soun (49)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Equity Trading Manager

David H. Strasburg (42)	Assistant Vice President (since 2019)	Vice President (since 2018) of Dodge & Cox; Research Analyst

Ryan Utsumi (43)	Assistant Vice President (since 2015)	Vice President (since 2018) of Dodge & Cox; Client Portfolio Manager

Eric R. Warner (60)	Assistant Vice President (since 2006)	Vice President of Dodge & Cox; Client Portfolio Manager and member of PCIC

Tae Yamaura (49)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst

Mimi Yang (35)	Assistant Vice President (since 2017)	Vice President (since 2020) of Dodge & Cox; Research Analyst

Jake Zhang (33)	Assistant Vice President (since 2022)	Research Analyst (since 2021 ) of Dodge & Cox; Client Portfolio Analyst (until 2021)

Daniel Zhu (31)	Assistant Vice President (since 2021)	Research Analyst (since 2020) of Dodge & Cox; University of Pennsylvania MBA Program (2018-2020); Research Associate at Dodge & Cox (2014-2018)

Roberta R.W. Kameda (61)	Vice President (since 2019), Chief Legal Officer (since 2019), and Secretary (since 2017)	Vice President of Dodge & Cox; Secretary (since 2018) and General Counsel

William W. Strickland (60)	Vice President (since 2018), Assistant Treasurer, and Assistant Secretary (since 2017)	Vice President (since 2018) of Dodge & Cox; Chief Operating Officer, Assistant Secretary, and Assistant Treasurer (since 2017); President of T. Rowe Price Services (2011-2016)

Shelly Chu (49)	Vice President (since 2021), Treasurer (since 2021)	Vice President (since 2020) of Dodge & Cox; Financial Oversight and Control Analyst (since 2017); Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016).

Katherine M. Primas (47)	Vice President (since 2019) and Chief Compliance Officer (since 2010)	Vice President of Dodge & Cox; Chief Compliance Officer

The Board of Trustees has the five standing committees listed below:

	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and act as a liaison between the Funds’ independent auditors and Chief Compliance Officer and the Board.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen Ann Mather Gabriela Franco Parcella (Chairperson) Shawn Purvis Gary Roughead Mark E. Smith	2

Contract Review Committee	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen Ann Mather Gabriela Franco Parcella Shawn Purvis Gary Roughead Mark E. Smith (Chairperson)	2

Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; evaluate the performance of the Board as deemed necessary.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen (Chairperson) Ann Mather Gabriela Franco Parcella Shawn Purvis Gary Roughead Mark E. Smith	4

Nominating Committee	Determine such standards or qualifications for nominees to serve as Trustees, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen Ann Mather (Chairperson) Gabriela Franco Parcella Shawn Purvis Gary Roughead Mark E. Smith	0

	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Valuation Committee	Review and approve the Funds’ valuation policies; provide oversight for pricing of securities and calculation of net asset value; review “fair valuations” and determinations of liquidity of the Funds’ securities.	Luis Borgen Caroline M. Hoxby (Chairperson) Thomas A. Larsen Ann Mather Gabriela Franco Parcella Shawn Purvis Gary Roughead Mark E. Smith	1

Trustees and Officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. As of March 31, 2022, the Officers and Trustees of the Trust owned less than 1% of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund. As of March 31, 2022, the Officers and Trustees of the Trust owned 1.4% of the outstanding shares of Dodge & Cox Global Stock Fund, 43.8% of the outstanding shares of Dodge & Cox Emerging Markets Stock Fund, and 3.5% of the outstanding shares of Dodge & Cox Global Bond Fund. As of the date of this SAI, each of Dodge & Cox Stock Class X, Dodge & Cox Global Stock Class X, Dodge & Cox International Stock Class X, Dodge & Cox Balanced Class X, Dodge & Cox Income Class X, and Dodge & Cox Global Bond Class X had not commenced operations.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2021.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Charles F. Pohl	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	Over $100,000
	Dodge & Cox Emerging Markets Stock Fund	Over $100,000
	Dodge & Cox Balanced Fund – Class I	Over $100,000
	Dodge & Cox Income Fund – Class I	Over $100,000
	Dodge & Cox Global Bond Fund – Class I	Over $100,000
Dana M. Emery	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	Over $100,000
	Dodge & Cox Emerging Markets Stock Fund	Over $100,000
	Dodge & Cox Balanced Fund – Class I	Over $100,000
	Dodge & Cox Income Fund – Class I	Over $100,000
	Dodge & Cox Global Bond Fund – Class I	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Luis Borgen[1]	Dodge & Cox Stock Fund – Class I	none	none
	Dodge & Cox Global Stock Fund – Class I	none
	Dodge & Cox International Stock Fund – Class I	none
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	none
	Dodge & Cox Income Fund – Class I	none
	Dodge & Cox Global Bond Fund – Class I	none
Caroline M. Hoxby	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	none
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	none
	Dodge & Cox Income Fund – Class I	none
	Dodge & Cox Global Bond Fund – Class I	none
Thomas A. Larsen	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	Over $100,000
	Dodge & Cox Emerging Markets Stock Fund	Over $100,000
	Dodge & Cox Balanced Fund – Class I	Over $100,000
	Dodge & Cox Income Fund – Class I	$50,001-$100,000
	Dodge & Cox Global Bond Fund – Class I	$50,001-$100,000
	Dodge & Cox Global Bond Fund – Class I	none
Ann Mather	Dodge & Cox Stock Fund – Class I	none	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	none
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	$1-$10,000
	Dodge & Cox Income Fund – Class I	none
	Dodge & Cox Global Bond Fund – Class I	none
Robert B. Morris[2]	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	Over $100,000
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	Over $100,000
	Dodge & Cox Income Fund – Class I	none
	Dodge & Cox Global Bond Fund – Class I	none
Gabriela Franco Parcella	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	none
	Dodge & Cox International Stock Fund – Class I	Over $100,000
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	none
	Dodge & Cox Income Fund – Class I	none
	Dodge & Cox Global Bond Fund – Class I	none
Shawn Purvis[3]	Dodge & Cox Stock Fund – Class I	none	none
	Dodge & Cox Global Stock Fund – Class I	none
	Dodge & Cox International Stock Fund – Class I	none
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	none
	Dodge & Cox Income Fund – Class I	none
	Dodge & Cox Global Bond Fund – Class I	none
Gary Roughead	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000

[1]	Mr. Borgen began serving as Trustee effective August 31, 2022.
[2]	Messrs. Morris and Taylor retired from the Board of Trustees on December 31, 2022.
[3]	Ms. Purvis began serving as Trustee effective November 15, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Dodge & Cox Global Stock Fund – Class I	Over $100,000
	Dodge & Cox International Stock Fund – Class I	$50,001-$100,000
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	$50,001-$100,000
	Dodge & Cox Income Fund – Class I	$10,001-$50,000
	Dodge & Cox Global Bond Fund – Class I	$50,001-$100,000
Mark E. Smith	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	none
	Dodge & Cox International Stock Fund – Class I	none
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	Over $100,000
	Dodge & Cox Income Fund – Class I	Over $100,000
	Dodge & Cox Global Bond Fund – Class I	none
John B. Taylor[1]	Dodge & Cox Stock Fund – Class I	Over $100,000	Over $100,000
	Dodge & Cox Global Stock Fund – Class I	none
	Dodge & Cox International Stock Fund – Class I	Over $100,000
	Dodge & Cox Emerging Markets Stock Fund	none
	Dodge & Cox Balanced Fund – Class I	none
	Dodge & Cox Income Fund – Class I	Over $100,000
	Dodge & Cox Global Bond Fund – Class I	Over $100,000

The following table shows compensation paid by the Trust to Independent Trustees for the year ended December 31, 2021. The Trust does not pay any other remuneration to its Officers or Trustees, and has no bonus, profit-sharing, pension, or retirement plan.

Independent Trustee	Total Per Fund* Compensation paid to Trustees	Total Compensation from the Emerging Markets Stock Fund paid to Trustees	Total Compensation from the Dodge & Cox Funds Complex paid to Trustees
Luis Borgen**	none	none	none
Caroline M. Hoxby	$48,456	$29,262	$320,000
Thomas A. Larsen	$48,456	$29,262	$320,000
Ann Mather	$46,942	$28,348	$310,000
Robert B. Morris***	$46,185	$27,891	$305,000
Gabriela Franco Parcella	$49,971	$30,177	$330,000
Shawn Purvis****	none	none	none
Gary Roughead	$48,456	$29,262	$320,000
Mark E. Smith	$48,456	$29,262	$320,000
John B. Taylor**	$46,185	$27,890	$305,000

*	Other than the Emerging Markets Stock Fund, which commenced operations on May 11, 2021.
**	Mr. Borgen began serving as Trustee effective August 31, 2022.
***	Messrs. Morris and Taylor retired from the Board of Trustees on December 31, 2022.
****	Ms. Purvis began serving as Trustee effective November 15, 2022.

Code of Ethics

The Funds and Dodge & Cox have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Dodge & Cox employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

Dodge & Cox Funds Proxy Voting Policies and Procedures are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-621-3979; or on the Funds’ website at dodgeandcox.com, and (2) on the SEC’s website at sec.gov.

Principal Holders of Securities

On March 31, 2022, the following shareholders were shown in the Trust’s records as owning of record or beneficially more than 5% of any class of a Fund’s shares. The disclosures below may include both the owner of record and the beneficial owner for some shares of a Fund. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:

Dodge & Cox Stock Fund

Class	Name/Address	Percentage of Class	Ownership Type

Dodge & Cox Stock - Class I	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	23.36%	Of record

	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	10.68%	Of record

Dodge & Cox Global Stock – Class I	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	23.27%	Of record

	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	13.16%	Of record

	SEI Private Trust Company One Freedom Valley Drive, Oaks, PA 19456	10.78%	Of record

	CAPINCO C/O US Bank N.A., P.O. Box 1787 Milwaukee, WI 53201	6.19%	Of record

Dodge & Cox International Stock Fund

Dodge & Cox International Stock – Class I	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	21.50%	Of record

	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	12.72%	Of record

	Edward D. Jones & Co., 12555 Manchester Road, Saint Louis, MO 63131	6.05%	Of record

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Emerging Markets Stock	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	54.90%	Of record

	Charles F. Pohl 555 California St. 40th Floor San Francisco, CA 94104	24.15%	Beneficial

	Dodge & Cox 555 California St. 40th Floor San Francisco, CA 94104	7.54%	Of record

	Dana M. and Robert L. Emery 555 California St. 40th Floor San Francisco, CA 94104	6.99%	Beneficial

	Wells Fargo Clearing Services 1 North Jefferson Ave Saint Louis, MO 63103-2287	5.51%	Of record

	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	5.41%	Of record

Dodge & Cox Balanced Fund

Dodge & Cox Balanced – Class I	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	18.93%	Of record

	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	15.35%	Of record

Dodge & Cox Income Fund

Dodge & Cox Income – Class I	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	21.018%	Of record

	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	15.01%	Of record

Dodge & Cox Global Bond Fund

Dodge & Cox Global Bond – Class I	The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	31.08%	Of record

	National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	20.65%	Of record

	TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE 68103	8.46%	Of record

Investment Manager

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930, and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. The Dodge & Cox Stock Fund, and Balanced Fund each pay Dodge & Cox an investment advisory fee which is payable monthly at the annual rate of 0.40% of the average daily net asset value of the Fund. The Dodge & Cox Global Stock Fund, and International Stock Fund, each pay Dodge & Cox an investment advisory fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. The Dodge & Cox Emerging Markets Stock Fund pays Dodge & Cox an investment advisory fee which is payable monthly at the annual rate of 0.55%. The Dodge & Cox Global Bond Fund pays Dodge & Cox an investment advisory fee which is payable monthly at the annual rate of 0.35%. The Dodge & Cox Income Fund pays Dodge & Cox an investment advisory fee which is payable monthly at the annual rate of 0.30% of the average daily net asset value of the Fund in excess of $100 million. Each class of each Fund is subject to the same investment advisory fee.

The Investment Advisory Agreements with the Dodge & Cox Stock Fund and Income Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceeds 0.75% and 1%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for the last three years under such agreements.

Until April 30, 2023, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Stock Fund and the Dodge & Cox Balanced Fund for all ordinary expenses to the extent necessary to maintain the total annual operating expenses of the Class X shares of each such Fund at 0.41% of the average daily net assets of the Class X shares; and the Dodge & Cox Global Stock Fund and the Dodge & Cox International Stock Fund for all ordinary expenses to the extent necessary to maintain the total annual operating expenses of the Class X shares of each such Fund at 0.52% of the average daily net assets of the Class X shares; and the Dodge & Cox Income Fund for all ordinary expenses to the extent necessary to maintain the total annual operating expenses of the Class X shares at 0.33% of the average daily net assets of the Class X shares; and the Dodge & Cox Global Bond Fund for all ordinary expenses to the extent necessary to maintain the total annual operating expenses of the Class I shares at 0.45% and of the Class X shares at 0.37% of the average daily net assets of the Class I shares and the Class X shares respectively; and the Dodge & Cox Emerging Markets Stock Fund for all ordinary expenses to the extent necessary to maintain its total annual fund operating expenses at 0.70% of the average daily net asset value of the Fund. The expense reimbursement agreement with respect to each Fund is renewable annually thereafter and is subject to termination upon 30 days’ written notice by Dodge & Cox or any Fund with respect to its expense reimbursement agreement prior to the end of the term. Investment advisory fees received (net of expense reimbursements) by Dodge & Cox from the Funds for the last three years were as follows:

	2021		2020		2019
Dodge & Cox Stock Fund	$437,921,089		$316,719,878		$351,158,289
Dodge & Cox Global Stock Fund	66,549,259		52,960,894		57,598,684
Dodge & Cox International Stock Fund	263,443,649		234,914,279		297,044,159
Dodge & Cox Emerging Markets Stock Fund	0	*	N/A		N/A
Dodge & Cox Balanced Fund	76,398,402		67,868,233		75,998,168
Dodge & Cox Income Fund	282,373,870		261,218,580		237,350,192
Dodge & Cox Global Bond Fund	5,507,867	**	1,710,285	**	353,313	**

*	Expense reimbursements of $688,484 were required for 2021 that otherwise would have been retained as investment management fees by Dodge & Cox.
**

Expense reimbursements of $2,355,251, $1,531,854, and $1,124,927 were required for 2021, 2020, and 2019, respectively, that otherwise would have been retained as investment management fees by Dodge & Cox.

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders, or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox’s fees, each Fund pays other direct expenses, including any custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; membership dues for trade associations; legal expenses for Independent Legal Counsel to the Independent Trustees of the Trust; and

Trustee fees and expenses. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

Dodge & Cox serves as investment manager of each Subsidiary. Pursuant to the Investment Management Agreement between each Subsidiary and Dodge & Cox, Dodge & Cox does not receive compensation from the Subsidiary for the portfolio management and administrative services it provides to a Subsidiary. The direct expenses of a Subsidiary, including transfer agent, custodial, accounting, legal, insurance and audit fees, organizational expenses, and taxes and governmental fees, are borne by the relevant Fund. Each Investment Management Agreement between the Subsidiary and Dodge & Cox may be terminated at any time without penalty upon 60 days written notice by action of the Subsidiary’s directors or by Dodge & Cox, and will terminate automatically should there be an assignment thereof.

Dodge & Cox also provides administrative services to the Funds pursuant to an Administrative and Shareholder Services Agreement (“Administrative and Shareholder Services Agreement”) between Dodge & Cox and each Fund. Under the Administrative and Shareholder Services Agreements, Dodge & Cox provides various services, including but not limited to, oversight, administrative and technology, investment operations, shareholder communications, tax accounting, compliance, legal and regulatory services, and the furnishing of personnel and other facilities necessary for the operations of the Funds. Dodge & Cox is also responsible under the

Administrative and Shareholder Services Agreement for the payment of the Funds’ transfer agency fees. For providing services under the Administrative and Shareholder Services Agreements, Dodge & Cox receives fees as set forth below:

Fund	Rate
Dodge & Cox Stock Fund
Dodge & Cox Stock—Class I	0.10%
Dodge & Cox Stock—Class X	0.05%
Dodge & Cox Global Stock Fund
Dodge & Cox Global Stock—Class I	0.10%
Dodge & Cox Global Stock—Class X	0.05%
Dodge & Cox International Stock Fund
Dodge & Cox International Stock—Class I	0.10%
Dodge & Cox International Stock—Class X	0.05%
Dodge & Cox Emerging Markets Stock Fund
Dodge & Cox Emerging Markets Stock Fund	0.05%
Dodge & Cox Balanced Fund
Dodge & Cox Balanced—Class I	0.10%
Dodge & Cox Balanced—Class X	0.05%
Dodge & Cox Income Fund
Dodge & Cox Income—Class I	0.10%
Dodge & Cox Income—Class X	0.05%
Dodge & Cox Global Bond Fund
Dodge & Cox Global Bond—Class I	0.10%
Dodge & Cox Global Bond—Class X	0.05%

Because the Administrative and Shareholder Services Agreements are newly effective, the Funds did not pay any fees under the Agreements during the previous three fiscal years.

Investment Committee Members

As described in the Funds’ Prospectus, the Dodge & Cox Stock Fund’s investments are managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), and no one USEIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Equity Investment Committee (“GEIC”), and no one GEIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), and no one IEIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Emerging Markets Stock Fund’s investments are managed by Dodge & Cox’s Emerging Markets Equity Investment Committee (“EMEIC”), and no one EMEIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Balanced Fund’s investments are managed by Dodge & Cox’s Balanced Fund Investment Committee (“BIC”), and no one BIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Income Fund’s investments are managed by Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”), and no one USFIIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Global Bond Fund’s investments are managed by Dodge & Cox’s Global Fixed Income Investment Committee (“GFIIC”), and no one GFIIC member is primarily responsible for making investment recommendations for the Fund. The research work of Dodge & Cox is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Other Accounts Managed by Investment Committee Members

The investment committee members may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Dodge & Cox Stock Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
USEIC Members
Charles F. Pohl*
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	160,533,030	3,313,343,619	0
David C. Hoeft
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	25,967,228,736	9,565,916,546	0
Steven C. Voorhis
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	10,486,522,449	9,543,414,584	0
Philippe Barret, Jr.
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	15,320,173,257	3,290,841,657	0
Kathleen G. McCarthy
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	3,290,841,657	0
Karol Marcin
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	10,486,522,449	9,543,414,584	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Benjamin V. Garosi
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	15,320,173,257	3,290,841,657	0
Karim Fakhry
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	3,290,841,657	0

*	Mr. Pohl will leave the committee effective June 30, 2022

Dodge & Cox Global Stock Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
GEIC Members
David C. Hoeft
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	112,175,993,621	9,565,916,546	0
Roger G. Kuo
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	44,084,933,833	6,252,572,927	0
Steven C. Voorhis
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	96,695,287,334	9,543,414,584	0
Karol Marcin
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	96,695,287,334	9,543,414,584	0
Lily S. Beischer
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	6,252,572,927	0
Raymond J. Mertens
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	44,084,933,833	6,252,572,927	0

Dodge & Cox International Stock Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
IEIC Members
Diana S. Strandberg*
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	160,533,030	22,501,962	0
Roger G. Kuo
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	10,486,522,449	6,252,572,927	0
Mario C. DiPrisco
Number of Other Accounts Managed	1	1	3
Total Assets in Other Accounts Managed	160,533,030	22,501,962	785,537,870
Keiko Horkan
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	0	0	0
Englebert T. Bangayan
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	0	0	0
Raymond J. Mertens
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	10,486,522,449	6,252,572,927	0
Paritosh Somani
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	0	0	0

*	Ms. Strandberg will leave the committee effective December 31, 2022

Dodge & Cox Emerging Markets Stock Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
EMEIC Members
Charles F. Pohl*
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	96,695,287,334	3,313,343,619	0
Diana S. Strandberg**
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	44,084,933,833	22,501,962	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
David C. Hoeft
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	122,501,983,040	9,565,916,546	0
Mario C. DiPrisco
Number of Other Accounts Managed	1	1	3
Total Assets in Other Accounts Managed	44,084,933,833	22,501,962	785,537,870
Sophie Chen
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	22,501,962	0
Rameez Dossa
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	22,501,962	0
Robert S. Turley
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	15,320,173,257	22,501,962	0

*	Mr. Pohl will leave the committee effective June 30, 2022
**	Ms. Strandberg will leave the committee effective December 31, 2022

Dodge & Cox Balanced Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
BIC Members
Philippe Barret Jr.
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	96,695,287,334	3,290,841,657	0
Benjamin V. Garosi
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	96,695,287,334	3,290,841,657	0
David C. Hoeft
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	107,342,342,813	9,565,916,546	0
Lucinda I. Johns
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	73,829,185,254	642,015,812	0
Thomas Y. Powers
Number of Other Accounts Managed	0	0	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Total Assets in Other Accounts Managed	0	0	0
Matthew B. Schefer
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	1,991,202,659	642,015,812	0
Robert S. Turley
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	160,533,030	22,501,962	0

Dodge & Cox Income Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
USFIIC Members
Dana M. Emery
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	1,991,202,659	642,015,812	0
Thomas S. Dugan
Number of Other Accounts Managed	1	1	9
Total Assets in Other Accounts Managed	1,991,202,659	642,015,812	9,507,150,701
James H. Dignan
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	1,991,202,659	642,015,812	0
Anthony J. Brekke
Number of Other Accounts Managed	0	0	3
Total Assets in Other Accounts Managed	0	0	1,630,138,270
Adam S. Rubinson
Number of Other Accounts Managed	1	1	5
Total Assets in Other Accounts Managed	1,991,202,659	642,015,812	1,935,784,845
Lucinda I. Johns
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	17,311,375,916	642,015,812	0
Michael Kiedel
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	0	0	0
Nils M. Reuter
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	0	0	0

Dodge & Cox Global Bond Fund (number of accounts and total assets are as of December 31, 2021 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
GFIIC Members
Dana M. Emery
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	71,837,982,595	642,015,812	0
Thomas S. Dugan
Number of Other Accounts Managed	1	1	9
Total Assets in Other Accounts Managed	71,837,982,595	642,015,812	9,507,150,701
James H. Dignan
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	71,837,982,595	642,015,812	0
Adam S. Rubinson
Number of Other Accounts Managed	1	1	5
Total Assets in Other Accounts Managed	71,837,982,595	642,015,812	1,935,784,845
Lucinda I. Johns
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	87,158,155,852	642,015,812	0
Matthew B. Schefer
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	15,320,173,257	642,015,812	0
Jose F. Ursua
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	642,015,812	0

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection, and Fund investments. Because of their roles at Dodge & Cox, investment committee members, separate account client portfolio managers, and research analysts may be privy to the size, timing and possible market impact of a Fund’s trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by investment committee members or a Dodge & Cox proprietary account, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Funds, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Additionally, members of investment committees or their relatives may invest in a Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies (including Funds with different strategies) invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

The Funds may invest in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for the Funds any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for the Funds.

Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for the Funds to the extent permitted by the Dodge & Cox Code of Ethics. The Code of Ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s Code of Ethics.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients/Funds because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients/Funds that have the potential to disadvantage other clients/Funds. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients/Funds, the circumstances giving rise to the conflict, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, including Funds, which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients/Funds or groups of clients/Funds on less favorable terms than it would have absent the conflict.

Compensation

Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All but one of the investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount. The above information regarding compensation of investment committee members is current as of December 31, 2021.

Ownership of Securities

The following table indicates the dollar range of securities of each Dodge & Cox Fund beneficially owned by the Fund’s investment committee members as of December 31, 2021, unless otherwise indicated.

Aggregate Dollar Range of Securities in the Fund

Dodge & Cox Stock Fund
U.S. Equity Investment Committee
Charles F. Pohl	G
David C. Hoeft	G
Steven C. Voorhis	G
Philippe Barret, Jr.	G
Kathleen G. McCarthy	G
Karol Marcin	G
Benjamin V. Garosi	G
Karim Fakhry	G

Dodge & Cox Global Stock Fund
Global Equity Investment Committee
David C. Hoeft	G
Roger G. Kuo	G
Steven C. Voorhis	G
Karol Marcin	G
Lily S. Beischer	G
Raymond J. Mertens	G

Dodge & Cox International Stock Fund
International Equity Investment Committee
Diana S. Strandberg	G
Roger G. Kuo	G
Mario C. DiPrisco	G
Keiko Horkan	G
Englebert T. Bangayan	G
Raymond J. Mertens	G
Paritosh Somani	G

Dodge & Cox Emerging Markets Stock Fund
Emerging Markets Equity Investment Committee
Charles F. Pohl	G
Diana S. Strandberg	G
David C. Hoeft	G
Mario C. DiPrisco	G
Sophie Chen	F
Rameez Dossa	G
Robert S. Turley	F

Dodge & Cox Balanced Fund
Balanced Investment Committee
Philippe Barret, Jr.	G
Benjamin V. Garosi	G
David C. Hoeft	G
Lucinda I. Johns	G
Thomas Y. Powers	G
Matthew B. Schefer	G
Robert S. Turley	F

Dodge & Cox Income Fund
U.S. Fixed Income Investment Committee
Dana M. Emery	G
Thomas S. Dugan	G
James H. Dignan	G
Anthony J. Brekke	G
Adam S. Rubinson	G
Lucinda I. Johns	G
Michael Kiedel	G
Nils M. Reuter	G

Dodge & Cox Global Bond Fund
Global Fixed Income Investment Committee
Dana M. Emery	G
Thomas S. Dugan	G
James H. Dignan	G
Adam S. Rubinson	G
Lucinda I. Johns	G
Matthew B. Schefer	G
Jose F. Ursua	G

RANGES: A—NONE; B—$1-$10,000; C—$10,001-$50,000; D—$50,001-$100,000;

E—$100,001-$500,000; F—$500,001-$1,000,000; G—MORE THAN $1,000,000.

Dodge & Cox’s profit sharing plan is 85% invested in shares of the Funds. As of December 31, 2021, the profit sharing plan held $269,458,573 in the Funds.

Other Service Providers

Custodian and Transfer Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accounting agent for the Funds. As Foreign Custody Manager for the Funds, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries. DST Asset Manager Solutions, Inc. (a subsidiary of SS&C Technologies, Inc.,) P.O. Box 219502, Kansas City, MO 64121-9502 acts as transfer and dividend disbursing agent for the Funds.

Principal Underwriter

Foreside Fund Services, LLC (“Foreside”), a wholly owned subsidiary of Foreside Distributors, LLC, is a member of the Financial Industry Regulatory Authority (“FINRA”) and is located at Three Canal Plaza, Third Floor, Portland, Maine 04101. Foreside serves as the Funds’ principal underwriter under a Distribution Agreement with the Trust (the “Distribution Agreement”). Dodge & Cox is responsible for paying any fees and expenses incurred by the Trust under the Distribution Agreement, and the Funds are not responsible for covering any such fees or expenses. Unless otherwise terminated, the Distribution Agreement will continue in effect for an initial period of two years, and thereafter for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) the vote of a majority of those members of the Board who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board or vote of a majority of the outstanding voting securities of such Fund. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds, and Foreside has no obligation to sell any specific quantity of Fund shares. Foreside continually distributes shares of the Funds on a best efforts basis. Foreside is not affiliated with Dodge & Cox. Foreside and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Funds do not pay any brokerage commissions to Foreside.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, is the Independent Registered Public Accounting Firm to the Funds, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the Funds’ annual financial statements, and performs tax and accounting advisory services.

Independent Legal Counsel to the Independent Trustees

Ropes & Gray LLP, Three Embarcadero Center, Suite 2200, San Francisco, CA 94111, currently serves as Independent Legal Counsel to the Independent Trustees. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Legal Counsel to the Funds

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, currently serves as legal counsel to the Funds.

Brokerage Allocation and Other Practices

The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (collectively, “brokers”) for the execution of a Fund’s portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1.

Dodge & Cox’s objective in selecting brokers and effecting portfolio transactions in securities is to seek best execution with respect to portfolio transactions. In deciding what constitutes best execution, the determinative factor is not simply quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. The determination of what may constitute best execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and to search for and obtain liquidity to minimize market impact, availability of the broker to stand ready to execute possibly difficult transactions, and the financial strength and stability of the broker. Because determining best execution involves qualitative judgments on a variety of factors, Dodge & Cox does not use a single basis of measurement that can be applied to all trades. Rather, Dodge & Cox views best execution as a process that should be evaluated over time as part of an overall relationship with a broker rather than on a trade-by-trade basis. Therefore, Dodge & Cox focuses on establishing the appropriate level of oversight, checks and balances, and documentation of best execution processes.

2.

Factors used to select brokers and/or electronic trading platforms to execute equity transactions include, but are not limited to, Dodge & Cox’s knowledge of negotiated commission rates; the nature of the security being traded; the size and type of the transaction; research and brokerage services provided by the broker; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived operational/financial soundness of the broker; Dodge & Cox’s knowledge of actual or apparent operational problems of any broker; the broker’s historical transaction and execution services; and the reasonableness of spreads or commissions. Dodge & Cox does not select brokers solely on the basis of purported or “posted” commissions, nor does it always seek in advance competitive bidding for the most favorable commission applicable to any particular portfolio transaction. Although Dodge & Cox generally seeks competitive commissions, it will not necessarily select a broker based on the lowest commission charged in a given transaction. Dodge & Cox may not pay the lowest available commission when it believes that a broker charging a higher commission offers greater liquidity or improved price or execution; Dodge & Cox may also select a broker in recognition of research and/or brokerage services provided or expected to be provided.

When effecting a debt securities transaction in the secondary market, Dodge & Cox generally will select brokers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

3.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and overseas, these commissions are negotiated. Equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed; however, listed securities may be purchased in the over-the-counter market if such market provides best execution and liquidity. In underwritten offerings, the price includes a disclosed selling concession. In addition to placing and executing orders through traditional broker-dealers, Dodge & Cox utilizes electronic trading platforms to seek best execution. Dodge & Cox may at times use algorithmic trading tools to execute trades on various electronic communications and crossing networks.

For debt securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and ask prices.

4.

Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934 Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable (sometimes referred to as “soft dollar” arrangements). Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox’s overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific cash (i.e., “hard dollar”) value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.

The determination that commissions are within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, and will also take into account a Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided to Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds.

The research services received by Dodge & Cox may be produced by the brokers effecting the trade (“proprietary research”), or by a third party broker that is not involved in effecting the trade (“third party research”). Research services received by Dodge & Cox include, without limitation, information on the economy, industries, groups of securities, and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal and regulatory developments affecting portfolio securities; pricing and appraisal services; industry consultants; issuer disclosure services; credit, risk measurement, and performance analysis; and analysis of corporate responsibility issues. Research services may also include providing opportunities to meet with company executives, which allows Dodge & Cox analysts to gather information about a specific company, industry, or sector and to directly evaluate the strengths and weaknesses of an issuer’s management team.

The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms, including persons having special expertise on certain companies, industries, areas of the economy, market factors, or other areas.

Research services are subject to internal analysis before being incorporated into Dodge & Cox’s investment process.

Dodge & Cox may use brokerage commissions to acquire research and related services from third party vendors and brokers through commission-sharing arrangements (CSAs). CSAs are agreements between an investment adviser and a broker in which the executing broker allocates a portion of brokerage commissions to a “commission pool,” which can be used to acquire third party research from another broker. Dodge & Cox may also use “step-outs” or similar transactions with brokers. In a step-out arrangement, the investment adviser executes a trade through one broker but instructs that broker to step-out all or a portion of the trade to a second broker that provides research and/or brokerage services to Dodge & Cox. This second broker will clear and settle, and receive commissions for, the stepped-out portion of the trade.

Dodge & Cox may also use hard dollars out of its own assets to pay for third party research.

5.

Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox’s accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions, excluding underwriting concessions, paid by Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Emerging Markets Stock Fund, Balanced Fund, and Income Fund during the last three years were as follows:

	2021	2020	2019
Dodge & Cox Stock Fund	$6,290,244	$8,275,838	$5,802,352
Dodge & Cox Global Stock Fund	2,036,558	2,376,053	1,896,781
Dodge & Cox International Stock Fund	7,661,658	12,135,084	14,056,109
Dodge & Cox Emerging Markets Stock Fund	191,362	N/A	N/A
Dodge & Cox Balanced Fund	1,561,740	1,761,081	962,675
Dodge & Cox Income Fund	0	61,681	0

Changes to brokerage commissions paid by the Funds are attributable to a number of factors, including changes in assets under management, cash flows, portfolio turnover, and the proportion of shares traded electronically or in ADR form. It is not possible to identify a single factor as the primary cause.

In 2021, Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Emerging Markets Stock Fund, and Balanced Fund paid brokerage commissions of $5,979,133, $1,980,589, $7,428,527, $176,893, and $1,508,719, respectively, from aggregate portfolio transactions of $22,204,525,382, $5,442,434,682, $14,924,082,079, $146,871,767, and $5,940,191,266, respectively, to brokers that provided research services.

As of December 31, 2021, Dodge & Cox Funds* held the following securities of their regular broker-dealers or parent entities:

	Name	Value
Dodge & Cox Stock Fund	Wells Fargo & Co.	$4,122,712,255
	Charles Schwab Corp.	4,070,381,130
	Bank of New York Mellon Corp.	2,172,971,666
	Bank of America Corp.	2,019,263,181
	Goldman Sachs Group, Inc.	1,879,315,130
	State Street Corp.	1,447,693,800
Dodge & Cox Global Stock Fund	Wells Fargo & Co.	216,249,363
	Charles Schwab Corp.	171,463,080
	UBS Group AG	168,914,894
	Barclays PLC	139,731,496
	Credit Suisse Group AG	138,540,117
	Bank of New York Mellon Corp.	81,143,568
Dodge & Cox International Stock Fund	UBS Group AG	1,493,059,595
	Barclays PLC	1,059,600,371
	Credit Suisse Group AG	938,510,931
	Prudential PLC	459,965,794
Dodge & Cox Emerging Markets Stock Fund	Macquarie Capital	66,919
Dodge & Cox Balanced Fund	Wells Fargo & Co.	505,598,690
	Charles Schwab Corp.	393,579,590
	Bank of America Corp.	291,274,171
	Bank of New York Mellon Corp.	269,799,024

	Name	Value
	Goldman Sachs Group, Inc.	228,038,055
	State Street Corp.	169,799,400
	JPMorgan Chase & Co.	136,228,339
	Barclays PLC	4,984,638
Dodge & Cox Income Fund	JPMorgan Chase & Co.	1,004,745,023
	BNP Paribas SA	921,106,127
	Bank of America Corp.	685,587,444
	Citigroup, Inc.	681,796,427
	Wells Fargo & Co.	577,772,696
Dodge & Cox Global Bond Fund	JPMorgan Chase & Co.	23,644,625
	Bank of America Corp.	19,097,771
	Citigroup, Inc.	18,504,119
	Wells Fargo & Co.	15,721,152
	Barclays PLC	6,141,295

It may frequently develop that the same investment decision is made for more than one Fund or account managed by Dodge & Cox. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

Capital Stock

The Trust was organized as a Delaware statutory trust in 1998. The Trust’s Declaration of Trust grants authority to the Board of Trustees to create, classify, and/or re-designate shares of beneficial interest in separate series and classes. As of the date of this SAI, each of the seven Dodge & Cox Funds is a series of the Trust. As of May 1, 2022, the then-outstanding shares of the Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund were redesignated as Class I shares of the respective Funds, an each of those Funds concurrently designated and established Class X shares. The Funds’ share classes are shown below:

Dodge & Cox Stock Fund	Dodge & Cox Stock – Class I
Dodge & Cox Stock – Class X

Dodge & Cox Global Stock Fund	Dodge & Cox Global Stock – Class I
Dodge & Cox Global Stock – Class X

Dodge & Cox International Stock Fund	Dodge & Cox International Stock – Class I
Dodge & Cox International Stock – Class X

Dodge & Cox Emerging Markets Stock Fund	Dodge & Cox Emerging Markets Stock

Dodge & Cox Balanced Fund	Dodge & Cox Balanced – Class I
Dodge & Cox Balanced – Class X

Dodge & Cox Income Fund	Dodge & Cox Income – Class I
Dodge & Cox Income – Class X

Dodge & Cox Global Bond	Dodge & Cox Global Bond – Class I
Dodge & Cox Global Bond – Class X

Each class of each Fund may be purchased at net asset value without sales charge by eligible investors.

Each share evidences a beneficial ownership interest in a Fund, and there is no limit to the number of shares that may be issued. All shares of a Fund have the same rights as to redemption, dividends, and in liquidation. On any matter submitted to a vote of shareholders, all shares will be voted separately by the individual Funds except when (i) required under the 1940 Act, shares will be voted in the aggregate, and (ii) the Board of Trustees has determined that a matter affects more than one Fund, then shareholders of all affected Funds will be entitled to vote. In addition, the Board of Trustees may determine that a matter affects only the interests of one or more share classes of a Fund, in which case, such a matter will be voted on only by holders of the affected class of shares. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders. Three of the Funds existed with a different legal form before they were reorganized as series of the Trust in 1998 following shareholder votes. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; Dodge & Cox Global Bond Fund in 2014; and Dodge & Cox Emerging Markets Stock Fund in 2021.

Purchase, Redemption, and Pricing of Shares

The procedures for purchasing and redeeming shares of a Fund are described in the Funds’ Prospectus, which is incorporated herein by reference.

Net Asset Value Per Share

The purchase and redemption price of the shares of a Fund, or any class thereof, is equal to the net asset value per share (“NAV”) or share price of such Fund or class. NAV is determined by subtracting the total liabilities (including accrued expenses and dividends payable) attributable to a Fund or class from the total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) of such Fund or class and dividing the result by the total number of shares outstanding of such Fund or class. The NAV is normally calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business or if the NYSE has an unscheduled early closing, the Funds reserve the right to (i) advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV or (ii) accept purchase and redemption orders until, and calculate NAV as of, the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their NAV) on days that the NYSE is closed for business (scheduled or unscheduled). However, on any day that the NYSE is closed when it would normally be open for business, a Fund may determine to accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine. The days and times at which transactions and shares are priced, and until which orders are accepted, may also be changed when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund’s shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Trading on foreign exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in non-U.S. securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the NAV of a Fund or any class is not calculated. Thus, the calculation of the NAV of a Fund or any class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events affecting the value of these foreign securities occur and would have a material effect on NAV of a Fund or any class, the securities are valued at fair value.

Assets (including investments) and liabilities initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the net assets of a Fund or any class may be affected by changes in the value of currencies in relation to the U.S. dollar.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV per share.

Purchases-In-Kind

Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value; (iii) must be liquid; (iv) must not be subject to restrictions on resale; and (v) the market value of any securities exchanged, plus any cash, must be at least $100 million ($25 million with respect only to the Dodge & Cox Income Fund); Dodge &

Cox reserves the right to make exceptions to this minimum at its discretion. In addition, certain clients of Dodge & Cox, including the Funds, whose assets would be eligible for purchase by one or more of the Funds may purchase shares of a Fund with such assets. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets, and such value will include any interest accrued on the securities prior to their delivery to the Fund. The securities become the property of the Fund as of the date of the exchange, at which time any interest, dividends, subscription, or other rights that are attached to the securities also become the property of the Fund.

Redemptions In Kind

The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV (a “redemption-in-kind”). Such conditions may include, but are not limited to, circumstances under which raising cash to meet a redemption request could dilute the interests of the Fund’s remaining shareholders or compromise the Fund’s ability to raise enough cash to meet foreseeable redemption requests by other shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. In addition, if a Fund effects a redemption in kind, the redeeming shareholder will bear market, liquidity, and other risks associated with such securities. Each of the Stock Fund, the Global Stock Fund, the International Stock Fund, the Emerging Markets Stock Fund, and the Balanced Fund may also effect redemptions in kind in an effort to manage cash positions and/or to offset certain of the liquidity-related risks that arise from significant redemption activity. This practice may reduce the need for the Stock Fund, the Global Stock Fund, the International Stock Fund, the Emerging Markets Stock Fund, and the Balanced Fund to maintain significant cash reserves and to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and capital gains. Dodge & Cox believes that this practice may benefit the applicable Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. Shareholders who redeem their shares in kind may sell some or all of the securities they receive from the applicable Funds. There is a risk that this activity could negatively impact the market value of those securities and, in turn, the NAV of such Funds. Dodge & Cox believes that the benefits described above outweigh the risk of potential negative NAV impact.

Some shareholders may be paid in whole or in part in securities (which may differ among shareholders), while other shareholders may be paid entirely in cash even with respect to redemptions on the same date. Shareholders paid in whole or in part in securities will receive a basket of securities that corresponds generally pro rata to the Fund’s portfolio holdings. With respect to the Stock Fund, the Global Stock Fund, the International Stock Fund, the Emerging Markets Stock Fund, and the Balanced Fund, shareholders will receive either a pro rata basket or a “Redemption Basket” valued as they are for purposes of computing a Fund’s NAV. A list of the designated securities and approximate weightings of the securities comprising the Redemption Basket will be made available at dodgeandcox.com periodically and upon request. The Redemption Basket includes only securities that have been disclosed in the Fund’s latest quarter-end holdings disclosure. Dodge & Cox may in its discretion omit a security or adjust the weighting of a security included in the published Redemption Basket when processing a redemption in kind due to circumstances such as, but not limited to, changes in the applicable Fund’s investment strategy and portfolio holdings, the existence of material non-public information about the security, corporate actions, the fact that a security is using fair value pricing, or other circumstances, as may be determined by Dodge & Cox.

There may be practical limitations on a Fund’s ability to effectuate redemptions in-kind, and it may not be possible for a Fund to exercise its right to redeem a shareholder in-kind under certain circumstances. The Funds are not obligated to honor requests for a redemption in kind.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Exchanges

Shareholders may exchange shares of one class of a Fund for shares of the same class of another Fund at each class’s NAV. Such an exchange is treated as a redemption and purchase, and shareholders may realize a taxable gain or loss on such transaction.

In addition, eligible defined contribution employee benefit plans may elect to exchange Class I shares of a Fund for Class X shares of the same Fund at each class’s NAV. Such an exchange is not treated as a redemption and purchase.

Taxation of the Funds

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more controlled issuers in the same or similar or related trades or businesses, or in certain publicly traded partnerships. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) and any net tax-exempt income for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are generally taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. Certain deferrals, elections and adjustments may apply in computing a Fund’s taxable income and net gains and in calculating the required distribution under the excise tax.

You need to be aware of the possible tax consequences when:

•	You sell Fund shares, including an exchange from one Fund to another.

•	A Fund makes a distribution to your account.

Taxes on Sales of Shares and Fund Redemptions

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for shares in a Fund, plus the value of reinvested dividends and capital gains distributions.

A shareholder who redeems shares of the Funds in-kind generally will recognize a gain or a loss equal to the difference between the market value of the securities and other assets received by the shareholder in redemption of its shares at the time of the redemption and the shareholder’s basis in the Fund shares redeemed. Any capital gain or loss realized upon a shareholder’s redemption of Fund shares is generally treated as long-term capital gain or loss if the Fund shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Persons redeeming Fund shares in-kind should consult their own tax advisors with respect to the tax treatment of any redemption transaction.

At the time you sell shares from a Fund, you should inform the Fund of your cost selection for tax reporting purposes, or you should specify in advance a standing cost basis method for your account. For tax reporting purposes, the cost basis of shares that you sell must be determined using a method acceptable to the IRS. Such methods include (but are not limited to) the “first in first out” (FIFO) method and the “average cost” method. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis.

“Covered shares” are generally Fund shares that are acquired on or after January 1, 2012. If you sell or exchange covered shares within a taxable account, the Funds will report the gross proceeds, cost basis, and holding period of the shares sold on Form 1099-B by February 15th. The Funds will also report this information to the IRS. “Non-covered shares” generally are those Fund shares acquired prior to January 1, 2012, or shares transferred into your account without corresponding cost basis information. If you sell or exchange non-covered shares from a taxable account, the Funds will report the gross proceeds to you and to the IRS on Form 1099-B. If the Funds have average cost basis information for the non-covered shares sold, the information will be reported to you on a separate statement mailed along with Form 1099-B. The information on the separate statement is not reported to the IRS. Additional information about cost basis reporting is available at dodgeandcox.com/costbasis.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

To help you maintain accurate records, the Funds will send you a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the period.

Taxes on Fund Distributions

The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of a Dodge & Cox Fund may be able to take such a deduction.

A portion of the dividends paid to you by a Fund may be qualified dividends subject to a lower maximum tax rate (depending on whether the individual’s income exceeds certain threshold amounts). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends and certain taxable income from MLPs. Applicable Treasury Regulations allow a Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025. However, the regulations do not provide a mechanism for a Fund to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Distributions of net capital gains from assets held by a Fund for one year or less will be taxed as ordinary income.

A portion of a Fund’s distributions may be treated as a return of capital to you for federal income tax purposes. In such a case, the return of capital would not be currently taxable, but would instead reduce your tax basis in your Fund shares, which would generally result in an increase in any taxable gain, or a reduction in any taxable loss, on the subsequent sale of your shares. The Funds may also allocate a portion of undistributed earnings to redeeming shareholders in order to reduce required distributive amounts applicable to remaining shareholders.

In February, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from a Fund. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Pass-Through of Foreign Tax Payments

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce each Fund’s income dividends paid to you. If more than 50% of a Fund’s total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days during the 31-day period beginning 15 days before the ex-dividend date of any dividend. You will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Under certain circumstances, a Fund may make an investment or take other actions intended to permit the pass-through of foreign tax payments to eligible shareholders; however, tax considerations do not form part of any Fund’s primary investment strategies and no Fund is required to consider the tax consequences of its investments to any particular shareholder or group of shareholders.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made for a Fund, the source of the Fund’s income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, and receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Funds. If a Fund is not eligible to make the election to “pass through” to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Effect of Foreign Currency Gains and Losses on Distributions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. (The Funds may elect to treat gains and losses on the disposition of certain foreign currency forward contracts as capital gains and losses.) These ordinary gains and losses generally may increase or decrease the amount of a Fund’s net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If foreign currency ordinary losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

Federal Tax Treatment of Foreign Currency Transactions and Futures

The Funds may enter into certain foreign currency forward transactions that may be designated as Section 1256 contracts or straddles or futures contracts which may be treated as Section 1256 contracts. Transactions that are considered Section 1256 contracts will be deemed to have been closed at the end of each Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). Each Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Certain foreign currency transactions that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or certain currency positions comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for each Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign exchange forward contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

Transactions in Swaps and Other Derivatives

Generally, hedging transactions and certain other derivatives transactions, including options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements, and certain other derivatives to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such derivatives transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets, may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and certain other derivatives.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

PFIC Securities

A Dodge & Cox Fund, other than the Income Fund, may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed if certain other conditions are met.

Market Discount

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Tax Effect of Buying Shares Before a Capital Gain or Income Distribution

If you buy shares shortly before or on the “record date” for a Fund distribution—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund’s record date before investing. Of course, a Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless a Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

Backup Withholding on Dividends, Capital Gain Distributions, and Redemptions

Each Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation

Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable) and that such non-U.S. shareholders may be subject to U.S. estate tax.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale / redemption of Fund shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or, in the vase of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable disposition of fund shares) of U.S. individuals, estates, and trusts, to the extent that such person’s” modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The discussion above and in the Funds’ Prospectus regarding the federal income tax consequences of investing in a Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in a Fund. The Trust’s legal counsel has expressed no opinion in respect thereof.

Financial Statements

Please refer to the Dodge & Cox Stock, Global Stock, International Stock, Emerging Markets Stock, Balanced, Income, and Global Bond Funds’ Financial Statements consisting of the financial statements of each Fund and the notes thereto, and the report of the Independent Registered Public Accounting Firm contained in each Fund’s 2021 Annual Report to Shareholders. The Financial Statements and the report of the Independent Registered Public Accounting Firm (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from a Fund at no charge by writing, visiting the Funds’ website at dodgeandcox.com, or telephoning the Fund (800-621-3979).

Appendix A: Ratings

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Funds’ Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service)

(from Moody’s Investors Service, Rating Symbols and Definitions, January 2021)

Moody’s Global Rating Scales

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Ratings by Fitch (Fitch Ratings)

(from Fitch Ratings, Rating Definitions, January 2021)

Long-Term Ratings Scale — Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind seems probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.   the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.   the formal announcement by the issuer or their agent of a distressed debt exchange;

d.  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•  an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but:

•  has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

•  has not otherwise ceased operating. This would include:

•  the selective payment default on a specific class or currency of debt;

•  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Ratings of Structured Finance, Public Finance, and Global Infrastructure Obligations – Long-Term Rating Scales

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•  Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•  bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

•  distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Note: In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix ‘sf’ denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Short-Term Ratings Scale

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Ratings by S&P (Standard & Poor’s Global Ratings)

(from S&P’s Global Ratings Definitions, January 2021)

Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature and provisions of the financial obligation, and the promise S&P imputes; the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,	B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Appendix B: Proxy Voting Policies and Procedures

DODGE & COX FUNDS

PROXY VOTING POLICIES AND PROCEDURES

Revised February 9, 2022

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies and Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies and Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and their shareholders.

The following Proxy Voting Policies and Procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of seven series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, Dodge & Cox Global Bond Fund, and Dodge & Cox Emerging Markets Stock Fund collectively, the “Funds”), Dodge & Cox Worldwide Funds plc, a UCITS umbrella fund registered in Ireland and consisting of four sub-funds (Dodge & Cox Worldwide Funds plc – Global Stock Fund, Dodge & Cox Worldwide Funds plc – U.S. Stock Fund, Dodge & Cox Worldwide Funds plc – Global Bond Fund, and Dodge & Cox Worldwide Funds plc – Emerging Markets Stock Fund), as well as individuals, corporations, and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act, and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or as otherwise agreed with Dodge & Cox). To the extent issues are not covered by the Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox votes based on the principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. Proxies are also reviewed by a securities analyst when deemed appropriate by the Proxy Officer or delegate. A delegate may include a third party vendor hired to implement the Dodge & Cox Proxy Voting Policy. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (which generally consists of the Proxy Officer, securities analysts, a subset of the firm’s investment committees, and members of the Legal, Compliance, and Operations Departments) when necessary. When an issue is not clearly covered by these guidelines, and when deemed appropriate by the Proxy Officer or delegate, the proposal may be referred to one or more members of the Proxy Policy Committee for review, who then decide on an appropriate vote or may recommend further review by the relevant investment committee.

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer or delegate is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts when deemed appropriate for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or non-U.S. regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among non-U.S. markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of non-U.S. securities if Dodge & Cox does not receive information about the meeting in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees, information gathering) in non-U.S. markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of non-U.S. holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

PROXY VOTING GUIDELINES

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. These examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. Governance practices and market standards not outlined below may be taken into consideration as well. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the items below and other routine issues when adequate information on the proposal is provided. When in the view of Dodge & Cox, adequate information is not provided, Dodge & Cox will generally choose to abstain or vote against such proposals. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements.

E.	Payment or Distribution of Dividends.

F.	Other Business (domestic companies).

G.	Other Business (non-U.S. companies).

Dodge & Cox will typically vote against other business proposals in non-U.S. markets, as it varies by market what can legally be covered under other business and it cannot be known, when voting by proxy, whether the items raised under other business would be beneficial to shareholders.

H.	Amend Bylaws / Articles of Association to Bring in Line with Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws / articles of association to bring them in line with local laws and regulations, however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

I.	Related Party Transactions.

Dodge & Cox will review related party transactions on a case-by-case basis.

II.	Capitalization / Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans, and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes / Severance Agreements.

Provisions for “golden parachutes” and severance agreements are evaluated on a case-by-case basis using internal standards. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.

C.	Claw-Back of Incentive Compensation.

Dodge & Cox typically votes against shareholder claw-back proposals where the company has an existing claw-back policy. Proposals will be reviewed on a case-by-case basis where the company has not previously adopted a claw-back policy. In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

D.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

E.	Frequency of Advisory Votes on Compensation.

Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy annually.

F.	Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.	Governance Related

A.	Election of Directors in Uncontested Elections.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with their recommendation in uncontested elections of directors. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director, and may consider voting against a proposed director if Dodge & Cox has other governance concerns such as corruption or risk oversight failure.

B.	Election of Directors in Contested Elections.

When evaluating the director nominees in a contested election, Dodge & Cox takes a case-by-case approach, taking into account, among other things, the qualifications of director nominees and the long-term financial performance of the company.

C.	Indemnification of Officers and Directors in Line with Prevailing Practice.

When reviewing U.S. indemnification proposals, Dodge & Cox will consider prevailing practice. When reviewing non-U.S. indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

D.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation, and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors as defined by the rules of the exchange where the company is listed, and for companies to have compensation, audit, and nominating committees composed entirely of independent directors. Dodge & Cox may vote against a director who is not independent and sits as a member of the compensation, audit, or nominating committee. Dodge & Cox will also take into consideration local market standards of governance best practices when voting on director nominees. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the Board of Directors and other board committees we believe will improve governance.

E.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chairman and Chief

Executive Officer may not be in the best interests of the company or its shareholders. When the positions of Chairman and Chief Executive Officer are combined, Dodge & Cox prefers that the company has a lead independent director. Dodge & Cox typically will vote in accordance with company management on the above issue.

F.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox will typically support the Board’s discretion to set board tenure and limits. Dodge & Cox believes that shareholder-imposed restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board and will generally vote against any such restrictions.

G.	Succession Plans.

Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.

H.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a shareholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

I.	Majority of Votes to Elect Directors.

Dodge & Cox will generally support shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the law where the company is incorporated.

J.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

K.	Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company. Nevertheless, Dodge & Cox may utilize cumulative voting where this practice is already in place.

L.	Directors and Named Executive Officers (NEOs) Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company. Nevertheless, Dodge & Cox does believe that director and NEO stock ownership can align their interests with those of shareholders.

M.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox will generally consider the proposed requirements for minimum length and percentage of ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox will generally support proxy access proposals that include an ownership level and holding period of at least three percent for three years. Dodge & Cox will evaluate proposals with lower ownership thresholds and / or shorter holding periods on a case-by-case basis. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

N.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

O.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate, and retain capable directors.

V.	Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.	Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many Fair Price provisions also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs so long as they are put to a shareholder ratification vote within 12 months of adoption or have a two to three year sunset provision, as they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). When considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% trigger or higher flip-in or flip-over;

•	Two- to three-year sunset provision;

•	No dead-hand, slow-hand, no-hand or similar features that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature—if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

D.	Greenmail.

Dodge & Cox does not support the payment of “greenmail,” the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

E.	Mergers, Acquisitions, and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spinoff, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

F.	Material Amendments to Bylaws.

Dodge & Cox expects shareholders to be given the opportunity to vote on all material bylaw amendments. We recognize that some bylaw amendments are non- material and it may be overly burdensome and not in the best interest of shareholders to require that these types of amendments be approved by shareholders. Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholder Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.

C.	Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.	Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance and will review proposals to eliminate a dual class structure on a case-by-case basis.

G.	Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

H.	Hybrid and Virtual-Only Meetings.

Dodge & Cox will typically support proposals allowing for the convening of hybrid shareholder meetings (meaning those that include both an in-person and “virtual” meetings). Dodge & Cox is generally opposed to virtual only shareholder meetings. Virtual-only meetings may hinder meaningful exchanges between management and shareholders, enable management to avoid uncomfortable questions, and increase the likelihood of marginalizing certain shareholders. Dodge & Cox typically supports virtual-only meetings in situations where it may be unsafe for a large group to gather.

I.	Exclusive Venue.

Dodge & Cox typically supports management’s discretion to select a specific jurisdiction as the exclusive venue for shareholder lawsuits.

VII.	Social / Environmental

Dodge & Cox generally supports management’s decisions regarding a company’s business operations. Dodge & Cox expects management to identify and oversee financially material environmental, social, and governance risks and to disclose those risks to shareholders. To the extent not addressed elsewhere in these Policies and Procedures, Dodge & Cox will review management and shareholder proposals regarding social and environmental issues on a case-by-case basis and will consider supporting proposals that address material issues that it believes will protect and/or enhance the long-term value of the company. For example, Dodge & Cox may support shareholder proposals requesting information or data that enables us to better assess material financial risks to the company around social and environmental issues such as human capital, climate change, and energy transition.

To read more about Dodge & Cox’s approach to environmental, social and governance (“ESG”) integration, please see Dodge & Cox’s ESG Policy.

VIII.	Mutual Fund Proxies

A.	Election of Trustees / Directors.

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B.	Investment Advisory Agreement.

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions.

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.

CONFLICTS OF INTEREST

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decisionmaking process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company); or (v) a member of the Dodge & Cox Funds Board of Trustees is a director of a public company held by the Funds. Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients and will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to material conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Officer or delegate may escalate the issue to the Proxy Policy Committee who will consult Dodge & Cox’s Compliance Officer and senior management. The Proxy Policy Committee, Compliance Officer, and senior management may consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests. When Dodge & Cox-managed separate accounts, funds or other collective investment vehicles are shareholders of Dodge & Cox Funds, Dodge & Cox will, where possible, vote client proxies relating to the Dodge & Cox Funds by voting the shares in the same proportion as the votes of other shareholders in the relevant Funds (so called “echo voting”).

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements or proxy meeting information received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s responses to such requests (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at dodgeandcox.com and on the SEC’s website at www.sec.gov.